Exhibit 10.1 ARMADA HOFFLER, L.P. ARMADA HOFFLER PROPERTIES, INC. $25,000,000 5.57% Senior Notes, Series A, due July 22, 2028 $45,000,000 5.78% Senior Notes, Series B, due July 22, 2030 $45,000,000 6.09% Senior Notes, Series C, due July 22, 2032 ______________ NOTE PURCHASE AGREEMENT ______________ Dated July 22, 2025

-i- TABLE OF CONTENTS SECTION HEADING PAGE SECTION 1. AUTHORIZATION OF NOTES ......................................................................... 1 SECTION 2. SALE AND PURCHASE OF NOTES; GUARANTY .............................................. 1 Section 2.1 Sale and Purchase of Notes ................................................................... 1 Section 2.2 Parent Guaranty .................................................................................... 2 Section 2.3 Subsidiary Guaranty.............................................................................. 2 SECTION 3. CLOSING ...................................................................................................... 2 SECTION 4. CONDITIONS TO CLOSING ............................................................................. 2 Section 4.1 Representations and Warranties ............................................................ 2 Section 4.2 Performance; No Default ...................................................................... 3 Section 4.3 Compliance Certificates ........................................................................ 3 Section 4.4 Opinions of Counsel ............................................................................. 3 Section 4.5 Purchase Permitted By Applicable Law, Etc ........................................ 4 Section 4.6 Sale of Other Notes ............................................................................... 4 Section 4.7 Payment of Special Counsel Fees ......................................................... 4 Section 4.8 Private Placement Number ................................................................... 4 Section 4.9 Changes in Corporate Structure ............................................................ 4 Section 4.10 Funding Instructions ............................................................................. 4 Section 4.11 Rating of the Notes ............................................................................... 5 Section 4.12 Proceedings and Documents ................................................................. 5 Section 4.13 Note Registrar and Transfer Agent ....................................................... 5 Section 4.14 Subsidiary Guaranty.............................................................................. 5 SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. ........................... 5 Section 5.1 Organization; Power and Authority ...................................................... 5 Section 5.2 Authorization, Etc ................................................................................. 6 Section 5.3 Disclosure ............................................................................................. 6 Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates ............................................................................................... 6 Section 5.5 Financial Statements; Material Liabilities ............................................ 7 Section 5.6 Compliance with Laws, Other Instruments, Etc ................................... 7 Section 5.7 Governmental Authorizations, Etc ........................................................ 8 Section 5.8 Litigation; Observance of Agreements, Statutes and Orders ................ 8 Section 5.9 Taxes ..................................................................................................... 8 Section 5.10 Title to Property; Leases ....................................................................... 8 Section 5.11 Licenses, Permits, Etc ........................................................................... 9 Section 5.12 Compliance with Employee Benefit Plans ........................................... 9 Section 5.13 Private Offering by the Company ....................................................... 10 Section 5.14 Use of Proceeds; Margin Regulations................................................. 10

-ii- Section 5.15 Existing Indebtedness; Future Liens ................................................... 10 Section 5.16 Foreign Assets Control Regulations, Etc ............................................ 11 Section 5.17 Status under Certain Statutes .............................................................. 12 Section 5.18 Environmental Matters........................................................................ 12 Section 5.19 Unencumbered Properties ................................................................... 13 Section 5.20 REIT Status ......................................................................................... 13 SECTION 6. REPRESENTATIONS OF THE PURCHASERS ................................................... 13 Section 6.1 Purchase for Investment ...................................................................... 13 Section 6.2 Source of Funds .................................................................................. 14 SECTION 7. INFORMATION AS TO COMPANY ................................................................. 15 Section 7.1 Financial and Business Information.................................................... 15 Section 7.2 Officer’s Certificate; Covenant Compliance ...................................... 18 Section 7.3 Visitation ............................................................................................. 19 Section 7.4 Electronic Delivery ............................................................................. 19 Section 7.5 Limitation of Disclosure Obligation ................................................... 20 SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES ............................................. 20 Section 8.1 Maturity............................................................................................... 20 Section 8.2 Optional Prepayments with Make-Whole Amount ............................. 20 Section 8.3 Allocation of Partial Prepayments ...................................................... 21 Section 8.4 Maturity; Surrender, Etc ..................................................................... 21 Section 8.5 Purchase of Notes ............................................................................... 22 Section 8.6 Make-Whole Amount ......................................................................... 22 Section 8.7 Payments and Reporting Due on Non-Business Days ........................ 24 Section 8.8 Change of Control Prepayment Offer ................................................. 24 SECTION 9. AFFIRMATIVE COVENANTS ........................................................................ 25 Section 9.1 Compliance with Laws ....................................................................... 26 Section 9.2 Insurance ............................................................................................. 26 Section 9.3 Maintenance of Properties .................................................................. 26 Section 9.4 Payment of Taxes and Claims ............................................................. 26 Section 9.5 Corporate Existence, Etc ..................................................................... 27 Section 9.6 Books and Records ............................................................................. 27 Section 9.7 Subsidiary Guarantors ......................................................................... 27 Section 9.8 Acceptable Ground Leases ................................................................. 28 Section 9.9 REIT Status ......................................................................................... 29 Section 9.10 Rating .................................................................................................. 29 SECTION 10. NEGATIVE COVENANTS ............................................................................. 29 Section 10.1 Transactions with Affiliates ................................................................ 29 Section 10.2 Merger, Consolidation, Etc ................................................................. 29

-iii- Section 10.3 Line of Business .................................................................................. 31 Section 10.4 Economic Sanctions, Etc .................................................................... 31 Section 10.5 Liens .................................................................................................... 31 Section 10.6 Investments ......................................................................................... 33 Section 10.7 Financial Covenants ............................................................................ 34 Section 10.8 Most Favored Lender Status ............................................................... 35 Section 10.9 Restricted Payments ............................................................................ 36 SECTION 11. EVENTS OF DEFAULT ................................................................................. 36 SECTION 12. REMEDIES ON DEFAULT, ETC ..................................................................... 39 Section 12.1 Acceleration ........................................................................................ 39 Section 12.2 Other Remedies ................................................................................... 40 Section 12.3 Rescission ........................................................................................... 40 Section 12.4 No Waivers or Election of Remedies, Expenses, Etc ......................... 40 SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES .............................. 40 Section 13.1 Registration of Notes .......................................................................... 40 Section 13.2 Transfer and Exchange of Notes ......................................................... 41 Section 13.3 Replacement of Notes ......................................................................... 41 Section 13.4 Note Registrar and Transfer Agent ..................................................... 42 SECTION 14. PAYMENTS ON NOTES ................................................................................ 42 Section 14.1 Place of Payment................................................................................. 42 Section 14.2 Payment by Wire Transfer .................................................................. 42 SECTION 14.3 FATCA Information ........................................................................... 43 SECTION 14.4 Company’s Agent ............................................................................... 43 SECTION 15. EXPENSES, ETC .......................................................................................... 44 Section 15.1 Transaction Expenses .......................................................................... 44 Section 15.2 Certain Taxes ...................................................................................... 44 Section 15.3 Survival ............................................................................................... 45 SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ................................................................................................................... 45 SECTION 17. AMENDMENT AND WAIVER ....................................................................... 45 Section 17.1 Requirements ...................................................................................... 45 Section 17.2 Solicitation of Holders of Notes ......................................................... 46 Section 17.3 Binding Effect, Etc.............................................................................. 46 Section 17.4 Notes Held by Company, Etc .............................................................. 46

-iv- SECTION 18. NOTICES ..................................................................................................... 47 SECTION 19. REPRODUCTION OF DOCUMENTS ................................................................ 47 SECTION 20. CONFIDENTIAL INFORMATION ................................................................... 48 SECTION 21. SUBSTITUTION OF PURCHASER ................................................................... 49 SECTION 22. MISCELLANEOUS ....................................................................................... 49 Section 22.1 Successors and Assigns ....................................................................... 49 Section 22.2 Accounting Terms ............................................................................... 49 Section 22.3 Severability ......................................................................................... 50 Section 22.4 Construction, Etc ................................................................................. 50 Section 22.5 Counterparts; Electronic Contracting ................................................. 50 Section 22.6 Governing Law ................................................................................... 51 Section 22.7 Jurisdiction and Process; Waiver of Jury Trial ................................... 51 SECTION 23. PARENT GUARANTY ................................................................................... 52 Section 23.1 Guaranty .............................................................................................. 52 Section 23.2 Authorization ...................................................................................... 53 Section 23.3 Subordination and Subrogation........................................................... 54 Section 23.4 Waivers ............................................................................................... 54

-v- SCHEDULE A — Defined Terms SCHEDULE 1-A — Form of 5.57% Senior Note, Series A, due July 22, 2028 SCHEDULE 1-B — Form of 5.78% Senior Note, Series B, due July 22, 2030 SCHEDULE 1-C — Form of 6.09% Senior Note, Series C, due July 22, 2032 SCHEDULE 4.4(a) — Form of Opinion of Special Counsel for the Obligors and the Initial Guarantors SCHEDULE 4.4(b) — Form of Opinion of Special Counsel for the Purchasers SCHEDULE 4.14 — Initial Guarantors SCHEDULE 5.3 — Disclosure Materials SCHEDULE 5.4 — Subsidiaries of the Parent Guarantor and Ownership of Subsidiary Stock SCHEDULE 5.5 — Financial Statements SCHEDULE 5.15 — Existing Indebtedness; Liens SCHEDULE 5.19 — Eligible Unencumbered Properties SCHEDULE 7.2 — Form of Compliance Certificate SCHEDULE 9.7 — Form of Subsidiary Guaranty PURCHASER SCHEDULE — Information Relating to Purchasers

ARMADA HOFFLER, L.P. ARMADA HOFFLER PROPERTIES, INC. 222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia, 23462 $25,000,000 5.57% Senior Notes, Series A, due July 22, 2028 $45,000,000 5.78% Senior Notes, Series B, due July 22, 2030 $45,000,000 6.09% Senior Notes, Series C, due July 22, 2032 July 22, 2025 TO EACH OF THE PURCHASERS LISTED IN THE PURCHASER SCHEDULE HERETO: Ladies and Gentlemen: ARMADA HOFFLER, L.P., a Virginia limited partnership (the “Company”), and ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation (the “Parent Guarantor”, and together with the Company, the “Obligors” and each, an “Obligor”), agree with each of the Purchasers as follows: Section 1. AUTHORIZATION OF NOTES. The Company will authorize the issue and sale of (i) $25,000,000 aggregate principal amount of its 5.57% Senior Notes, Series A, due July 22, 2028 (the “Series A Notes”); (ii) $45,000,000 aggregate principal amount of its 5.78% Senior Notes, Series B, due July 22, 2030 (the “Series B Notes”) and (iii) $45,000,000 aggregate principal amount of its 6.09% Senior Notes, Series C, due July 22, 2032 (the “Series C Notes”, and together with the Series A Notes and the Series B Notes, the “Notes”). The Notes shall be substantially in the forms set out in Schedules 1- A, 1-B and 1-C, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern. The Series A Notes, the Series B Notes and the Series C Notes are each herein sometimes referred to as Notes of a “series.” Section 2. SALE AND PURCHASE OF NOTES; GUARANTY. Section 2.1 Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the respective series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -2- Section 2.2 Parent Guaranty. The payment by the Company of all amounts due with respect to the Notes and this Agreement and the performance by the Company of its obligations under this Agreement and the Notes will be absolutely and unconditionally guaranteed by the Parent Guarantor pursuant to the guaranty contained in Section 23 herein. Section 2.3 Subsidiary Guaranty. The payment by the Company of all amounts due with respect to the Notes and this Agreement and the performance by the Company of its obligations under this Agreement and the Notes may from time to time be absolutely and unconditionally guaranteed by certain Subsidiaries of the Company pursuant to a Subsidiary Guaranty, subject to and in accordance with the terms and conditions set forth in Section 9.7. Section 3. CLOSING. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 360 North Green Street, Suite 1300, Chicago, Illinois, 60607, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on July 22, 2025 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [***] at [***], ABA No. [***]. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction. Section 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1 Representations and Warranties. (a) Representations and Warranties of the Obligors. The representations and warranties of the Obligors in this Agreement shall be correct when made and at the Closing; provided that, after the date of this Agreement and prior to the date that is two Business Days prior to the Closing, each Obligor shall be permitted to make additions or deletions to Schedules 5.4, 5.5 and/or 5.15 (excluding the addition of Liens for purposes of Schedule 5.15) (and any reference herein to any such Schedule shall be deemed to be a reference to such Schedule as so modified), as applicable, so long as (i) the Obligors shall have provided an updated copy of the relevant Schedules to such Purchasers, together with an Officer’s Certificate certifying as to the accuracy

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -3- of such updated Schedules as of the date thereof, (ii) any such additions or deletions are in all respects reasonably satisfactory to such Purchaser as a condition to the Closing and (iii) after giving effect to any such additions and deletions, the Obligors shall be in compliance with Section 10 of this Agreement, assuming that Section 10 is applicable from the date of this Agreement. (b) Representations and Warranties of the Initial Guarantors. The representations and warranties of each Initial Guarantor in the Subsidiary Guaranty shall be correct when made and at the Closing. Section 4.2 Performance; No Default. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and from the date of this Agreement to the Closing, assuming that Sections 9 and 10 are applicable from the date of this Agreement. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither of the Obligors nor any Subsidiary shall have entered into any transaction since March 31, 2025 that would have been prohibited by Section 10 had such Section applied since such date. Section 4.3 Compliance Certificates. (a) Officers’ Certificate of the Parent Guarantor. The Obligors shall have delivered to such Purchaser an Officers’ Certificate of the Chief Executive Officer and the Chief Financial Officer of the Parent Guarantor, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate of the Parent Guarantor. The Obligors shall have delivered to such Purchaser a certificate of the Secretary or Assistant Secretary of the Parent Guarantor, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Agreements by the Obligors and the Initial Guarantors, as applicable, and (ii) the Obligors’ and the Initial Guarantors’ respective organizational documents as then in effect. Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated as of the date of the Closing (a) from (i) Morrison & Foerster LLP, special counsel for the Obligors and the Initial Guarantors (other than Interlock Atlanta, LLC, a Georgia limited liability company (“Interlock”)) and (ii) Troutman Pepper Locke, special counsel for Interlock, in each case, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -4- Section 4.5 Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6 Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule. Section 4.7 Payment of Special Counsel Fees. Without limiting Section 15.1, the Parent Guarantor shall have paid or caused to be paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Parent Guarantor at least one Business Day prior to the Closing. Section 4.8 Private Placement Number. A Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) shall have been obtained for each series of Notes. Section 4.9 Changes in Corporate Structure. Neither the Company nor the Parent Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. Section 4.10 Funding Instructions. At least five Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Senior Financial Officer on letterhead of the Parent Guarantor confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Notes is to be deposited (which account shall be fully opened and able to receive micro deposits in accordance with this section at least five Business Days prior to the date of the Closing) and (iv) contact information for a representative at the transferee bank and a representative at the Company available to confirm such instructions by telephone and e-mail. Each Purchaser has the right, but not the obligation, upon written notice (which may be by e-mail) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two Business Days prior to Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to Closing. The Company shall not be obligated to return the amount of

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -5- the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes. If requested, an identifiable Responsible Officer of the Company shall confirm the written instructions by a videoconference made available to the Purchasers no later than two Business Days prior to Closing. Section 4.11 Rating of the Notes. Each Purchaser shall have received evidence of a credit rating for each series of the Notes of at least “BBB” by DBRS, which credit rating shall satisfy the requirements of Section 9.10. Section 4.12 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. Section 4.13 Note Registrar and Transfer Agent. The Obligors shall have delivered to such Purchaser duly executed copies of the Paying Agency Agreement. Section 4.14 Subsidiary Guaranty. Such Purchaser shall have received from each of the Initial Guarantors an executed counterpart of the Subsidiary Guaranty dated as of the date of the Closing. Section 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. Each of the Company and the Parent Guarantor jointly and severally represents and warrants to each Purchaser that: Section 5.1 Organization; Power and Authority. (a) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the limited partnership power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Disclosure Documents, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. (b) The Parent Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent Guarantor has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Disclosure Documents, to execute and deliver this Agreement and to perform the provisions hereof.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -6- Section 5.2 Authorization, Etc. Each Financing Agreement to which it is a party has been duly authorized by all necessary corporate, limited partnership or limited liability company, as applicable, action on the part of the Obligors or the Initial Guarantors, as applicable, and constitutes, and in the case of the Notes, upon execution and delivery thereof, will constitute, a legal, valid and binding obligation of the Obligors and Initial Guarantors, party thereto, as applicable, enforceable against such Obligors and Initial Guarantors, as applicable, in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3 Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors prior to July 8, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not materially misleading in light of the circumstances under which they were made, provided, that with respect to projections, estimates and other forward-looking statements prepared by or on behalf of the Company or any other Subsidiary that have been made available to any Purchaser, the Company represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time made, it being understood that actual results may vary materially from such projections and statements. Except as disclosed in the Disclosure Documents, since December 31, 2024, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any Subsidiary, taken as a whole, except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligors that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent Guarantor’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Obligors’ directors and senior officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent Guarantor and its Subsidiaries have been validly issued, are fully paid and non-assessable (to the extent applicable) and are owned by the Parent Guarantor or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -7- (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. (d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes or any documents governing Non-Recourse Debt) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to its parent Obligor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. Section 5.5 Financial Statements; Material Liabilities. The Company has delivered (or made available, including via filing on EDGAR) to each Purchaser copies of the consolidated financial statements of the Parent Guarantor and its consolidated Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent Guarantor and its consolidated Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and consolidated cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Obligors and their respective Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents. Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Obligors and the Initial Guarantors of each Financing Agreement to which it is a party, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Obligors or any Subsidiary under any corporate charter, regulations or by-laws or shareholders agreement of the Obligors or any Subsidiary or (ii) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Obligors or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (B) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (C) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -8- Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors or the Initial Guarantors of the Financing Agreements to which it is a party, except for consents, approvals, authorizations, filings and declarations which have been duly obtained, given or made and are in full force and effect, and any required filing on Form 8-K with the SEC in connection with the Financing Agreements. Section 5.8 Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Obligors, threatened against or affecting the Obligors or any Subsidiary or any property of the Obligors or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Neither the Obligors nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9 Taxes. The Obligors and their Subsidiaries have filed all U.S. federal and state income tax returns and all other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which any Obligor or a Subsidiary thereof, as the case may be, has established adequate reserves in accordance with GAAP. No audits or other administrative proceedings or court proceedings are presently pending against any of the Obligors or their Subsidiaries with regard to any tax returns, and no taxing authority has notified any of the Obligors or their Subsidiaries that it intends to investigate its tax affairs, except for any such audits or investigations that, individually or collectively, would not result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors and the Subsidiaries thereof in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. Section 5.10 Title to Property; Leases. The Obligors and their Subsidiaries have good and sufficient title to, or valid leasehold interests in, their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Obligors or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -9- business), except for such defects in title as could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. Section 5.11 Licenses, Permits, Etc. Except as could not reasonably be expected to have a Material Adverse Effect, (a) The Obligors and their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, without known conflict with the rights of others. (b) To the best knowledge of the Obligors, no product or service of the Obligors or any of their Subsidiaries infringes any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person. (c) To the best knowledge of the Obligors, there is no violation by any Person of any right of the Obligors or any of their Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Obligors or any of their Subsidiaries. Section 5.12 Compliance with Employee Benefit Plans. (a) The Obligors and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Obligors or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Obligors or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), if any, determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -10- (c) The Obligors and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Obligors and their Subsidiaries is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (f) The Obligors and their Subsidiaries do not have any Non-U.S. Plans. Section 5.13 Private Offering by the Company. Neither Obligor nor anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 5 other Institutional Investors, each of which has been offered the Notes in a private offering for investment purposes. Neither Obligor nor anyone acting on their behalf has taken, or will take, any action that would subject the offer or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to repay existing Indebtedness from time to time and for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Neither the Company nor any of its Subsidiaries holds any margin stock and the Company does not have any present intention to acquire any margin stock. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15 Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent Guarantor and its Subsidiaries as of March 31, 2025

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -11- (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date there has been no Material change in the amounts outstanding (other than changes in line of credit balances arising in the ordinary course of business of the Company), interest rates (other than with respect to variable interest rates and changes in the underlying index rates), sinking funds, installment payments or maturities of the Indebtedness of the Parent Guarantor or its Subsidiaries, except as disclosed in the Disclosure Documents. Neither Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed on Schedule 5.15, neither Obligor nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) Neither Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of such Obligor, except as disclosed in Schedule 5.15. Section 5.16 Foreign Assets Control Regulations, Etc. (a) Neither Obligor nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations, the European Union or the United Kingdom. (b) Neither Obligor nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti- Money Laundering Laws or Anti-Corruption Laws or (ii) to any Obligor’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Obligors or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -12- (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) Each of the Obligors has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Obligors and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 5.17 Status under Certain Statutes. Neither of the Obligors nor any Subsidiary (i) is, or is required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, or (ii) is subject to regulation under the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act. Section 5.18 Environmental Matters. (a) Neither of the Obligors nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Obligors or any of their Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. (b) Neither of the Obligors nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) Neither of the Obligors nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) Neither of the Obligors nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (e) All buildings on all real properties now owned, leased or operated by the Obligors or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -13- comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.19 Unencumbered Properties. Each Property identified by the Company as an Unencumbered Property in Schedule 5.19 is an Eligible Unencumbered Property as of the date of this Agreement. Section 5.20 REIT Status. The Parent Guarantor is qualified and taxed as a REIT. Section 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1 Purchase for Investment. (a) Each Purchaser severally represents that it (i) is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control and (ii) it has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of holding the Notes for an indefinite period of time. Each Purchaser understands that the offer and sale of the Notes have not been registered under the Securities Act and such Notes may be resold only if such resale is registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes nor does it intend to do so and, in any event, a Purchaser shall only reoffer or resell the Notes purchased by it in accordance with any available exemption from the requirements of Section 5 of the Securities Act, except as aforesaid. (b) Each Purchaser severally represents it is an “accredited investor” within the meaning of subparagraph (a) of Rule 501 of Regulation D of the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which other are also “accredited investors”) and each such Purchaser that is not an “accredited investor” under subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 of Regulation D under the Securities Act severally represents that it is an institutional account under FINRA Rule 4512(c). For purposes of FINRA Rule 4512(c), the term “institutional account” shall mean the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -14- (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50,000,000. (c) Without limiting the foregoing, each Purchaser severally agrees that it will not, directly or indirectly, resell the Notes purchased by it to a Person which it is aware is a Competitor (it being understood that such Purchaser shall advise any broker or intermediary acting on its behalf that such resale to a Competitor is prohibited hereby). Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91- 38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -15- maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. Section 7. INFORMATION AS TO COMPANY Section 7.1 Financial and Business Information. The Obligors shall deliver to each holder of a Note that is an Institutional Investor: (a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -16- (i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries (including consolidating financial information with respect to the Company) as at the end of such quarter, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries (including consolidating financial information with respect to the Company), for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Parent Guarantor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of the Parent Guarantor’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a); (b) Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent Guarantor, duplicate copies of (i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries (including consolidating financial information with respect to the Company) as at the end of such year, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries (including consolidating financial information with respect to the Company) for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Parent Guarantor’s Form 10-K for such fiscal year

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -17- (together with the Parent Guarantor’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor, containing the opinion of independent certified public accountants described above, and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b); (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by any Obligor or any Subsidiary (x) to its creditors under any Material Credit Facility (excluding information sent to such creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Obligor or any Subsidiary with the SEC and of all press releases and other statements made available generally by any Obligor or any Subsidiary to the public concerning developments that are Material; (d) Notice of Default or Event of Default — promptly, and in any event within 5 days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice from a Senior Financial Officer specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto; (e) Employee Benefits Matters — promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice from a Senior Financial Officer setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -18- (f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; (g) Resignation or Replacement of Auditors — within 10 days following the date on which the Parent Guarantor’s auditors resign or the Parent Guarantor elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; (h) Change in Credit Rating – promptly, notice of any change in a credit rating of any series of Notes; and (i) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor or any of its Subsidiaries (including actual copies of the Parent Guarantor’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations under each Financing Agreement as from time to time may be reasonably requested by any such holder of a Note. Section 7.2 Officer’s Certificate; Covenant Compliance. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Parent Guarantor substantially in the form attached hereto as Schedule 7.2 (the “Compliance Certificate”): (a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Obligors were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that any Obligor or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Compliance Certificate as to such period shall include a reconciliation from GAAP with respect to such election; (b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the Compliance Certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Obligors or any Subsidiary to comply with any Environmental Law), specifying the nature

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -19- and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto; (c) Unencumbered Properties – setting forth a list of the Unencumbered Properties; and (d) Subsidiary Guarantors – setting forth a list of all Subsidiaries of the Company that are Subsidiary Guarantors and certifying that each Subsidiary of the Company that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer. Section 7.3 Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive office of the Parent Guarantor, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the Obligors’ officers, and (with the consent of the Obligors, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Obligors, which consent will not be unreasonably withheld) to visit the other offices and properties of the Obligors and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default — if a Default or Event of Default then exists, at the expense of the Obligors (such expenses to be reasonable, documented and provided to the Company upon request) to visit and inspect any of the offices or properties of the Obligors or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested. Section 7.4 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Compliance Certificates that are required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if such Obligor satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; (b) the Parent Guarantor shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -20- on EDGAR and shall have made such form available on its investor relations page on the internet, which is located at https://ir.armadahoffler.com as of the date of this Agreement, or shall have made or caused to made such form available on Intralinks or any other website to which each holder of Notes has free access (the “Agent Website”), and delivered the related Compliance Certificate satisfying the requirements of Section 7.2 to each holder of a Note by (x) timely posting on the Agent Website or (y) e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; (c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Compliance Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of such Obligor on the Parent Guarantor’s home page on the internet or on the Agent Website; or (d) such Obligor shall have timely filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on the Parent Guarantor’s home page on the internet or on the Agent Website; provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b), (c) or (d), the Company or the Parent Guarantor shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18 (which may also include electronically generated notices by the relevant secure data website providing for such posting or filing), of such posting or filing in connection with each delivery. Section 7.5 Limitation of Disclosure Obligation. Notwithstanding the obligations under Section 7.1(i) or Section 7.3, the Company shall not be required to disclose information (x) to the extent that such disclosure to a holder of Notes violates any bona fide contractual confidentiality obligations by which it is bound, so long as (i) such obligations were not entered into in contemplation of this Agreement or any other transactions contemplated hereby and such obligations are owed by it to a third party that is not an Affiliate or (ii) as to which it has been advised by counsel that the provision of such information to any holder of Notes would give rise to a waiver of attorney-client privilege. Promptly after determining that the Company is permitted to withhold any information pursuant to this Section 7.5, the Company will provide each of the holders with an Officer’s Certificate describing generally the requested information that the Company is permitted to withhold pursuant to this Section 7.5 and the circumstances under which require that the Company withhold such information. Section 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1 Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Section 8.2 Optional Prepayments with Make-Whole Amount.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -21- (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any particular series, in an amount not less than 5% of the aggregate principal amount of the Notes of the applicable series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and, subject to paragraph (b) below, the Make-Whole Amount determined for the prepayment date with respect to such principal amount so prepaid. Notwithstanding the foregoing, the Company may not prepay any series of Notes pursuant to this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless the Notes of all series at the time outstanding are prepaid on a pro rata basis. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders (as determined based solely on the holders of the series of Notes to be prepaid) agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. (b) Notwithstanding the foregoing paragraph (a), within 30 days of the Maturity Date of each series of Notes, as applicable, the Company may, at its option, upon notice as provided below, prepay at any time all of the Notes of such series at 100% of the principal amount so repaid, and without any Make-Whole Amount for such Notes. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2(b) not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2(a), the principal amount of the Notes of each series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -22- with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Agent (unless the Company shall have specified in writing to the Agent and the holder of the applicable Note that such surrender is not required) and upon instruction to do so from the Company, the Agent shall cancel such Note, which shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.5 Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of a series that is subject to such offer to purchase at the time outstanding upon the same terms and conditions. Notwithstanding the foregoing, the Company may not offer to purchase any series of Notes pursuant to this Section 8.5 if a Default or Event of Default shall exist or would result from such purchase unless the Notes of all series at the time outstanding are subject to such offer on a pro rata basis. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount then outstanding of the Notes of a series that is subject to such offer to purchase accept such offer, the Company shall promptly notify the remaining holders of Notes of that series of such fact and the expiration date for the acceptance by holders of Notes of that series of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.6 Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -23- (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the- run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -24- “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.7 Payments and Reporting Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day and (z) any reporting or notices under this Agreement that are due on a date that is not a Business Day shall be due on the next succeeding Business Day. Section 8.8 Change of Control Prepayment Offer. (a) Promptly upon becoming aware that a Change of Control has occurred (and in any event not later than ten (10) Business Days thereafter), the Company shall give written notice (the “Change of Control Notice”) of such fact to each holder of the Notes. The Change of Control Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) refer to this Section 8.8 and the rights of the holders hereunder, (iii) contain an offer by the Company to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any premium, penalty or Make-Whole Amount of any kind), together with interest accrued thereon to the prepayment date selected by the Company, which prepayment shall be on a Business Day specified in the Change of Control Notice, which date shall be a Business Day not less than 30 nor more than 60 days after such Change of Control Notice is given, and (iv) specify the date of the required response by the holders to such offer of prepayment (as required pursuant paragraph (b) below). (b) A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company, and, as applicable, the Agent (for information purposes only), not more than 15 days after the date of the written offer notice referred to in paragraph (a) of this Section 8.8. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder. (c) On the prepayment date specified in the Change of Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (but without any Make-Whole Amount), shall become due and payable. (d) A “Change of Control” means an event or series of events by which: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -25- subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “ beneficial owner ” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the equity securities of the Parent Guarantor entitled to vote for members of the board of directors or equivalent governing body of the Parent Guarantor on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (ii) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent Guarantor cease to be composed of individuals (A) who were members of that board or equivalent governing body on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (iii) the passage of thirty (30) days from the date upon which any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent Guarantor, or control over the equity securities of the Parent Guarantor entitled to vote for members of the board of directors or equivalent governing body of the Parent Guarantor on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing thirty-five percent (35%) or more of the combined voting power of such securities; or (iv) the Parent Guarantor shall cease to be the sole general partner of the Company; or (v) the general partner of the Company shall no longer Control the Company; or (vi) the Parent Guarantor shall cease to own, directly or indirectly, at least forty percent (40%) of the Equity Interests of the Company. Section 9. AFFIRMATIVE COVENANTS. Each of the Company and the Parent Guarantor jointly and severally covenants that so long as any of the Notes are outstanding:

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -26- Section 9.1 Compliance with Laws. Without limiting Section 10.4, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.2 Insurance. Each Obligor will, and will cause each of its Subsidiaries to, maintain (either directly or indirectly by using commercially reasonable efforts to cause its tenants to maintain in accordance with the lease agreement for leased properties), with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto as reasonably determined by the Company) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 9.3 Maintenance of Properties. Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept (either directly or indirectly by using commercially reasonable efforts to cause its tenants to maintain in accordance with the lease agreement for leased properties), their respective properties in good repair, working order and condition (other than ordinary wear and tear and casualty condemnation events), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent such Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4 Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to (either directly or indirectly by using commercially reasonable efforts and in accordance with the lease agreement for leased properties), file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Obligors or any Subsidiary, provided that neither the Obligors nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges,

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -27- levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.5 Corporate Existence, Etc. Subject to Section 10.2, each Obligor will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.2, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into such Obligor or a Wholly-Owned Subsidiary) and all rights and franchises of the Obligors and their Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.6 Books and Records. Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in a manner that permits the preparation of financial statements in conformity with GAAP and in compliance in all material respects with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be. Each Obligor will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect, in all material respects, all transactions and dispositions of assets. Each Obligor and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and each Obligor will, and will cause each of its Subsidiaries to, continue to maintain such system. Section 9.7 Subsidiary Guarantors. (a) The Obligors will cause each of their Subsidiaries that guarantees or otherwise becomes liable for the repayment at any time, whether as a borrower or an additional or co- borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to: (i) concurrently therewith become a Subsidiary Guarantor of all amounts due under this Agreement and the Notes by executing and delivering to each holder of Notes a Subsidiary Guaranty (or an addendum thereto in the form attached to such Subsidiary Guaranty); and (ii) deliver the following to each holder of a Note: (A) an executed counterpart of such Subsidiary Guaranty (or executed addendum in the form attached to such Subsidiary Guaranty); (B) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company);

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -28- (C) a secretary’s certificate of such Subsidiary consistent with the requirements of Section 4.3(b) (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company) with respect to the due execution and delivery of the Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and (D) to the extent required under any Material Credit Facility in connection with such joinder as a Subsidiary Guarantor, an opinion of counsel (which may be in-house counsel) to the effect that all agreements or instruments effecting such joinder are enforceable in accordance with their terms. (b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor that has provided a Subsidiary Guaranty may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder effective upon the satisfaction of the following conditions (and without the need for the execution or delivery of any other document by the holders): (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration (on a pro rata basis) substantially concurrently with the release hereunder and (v) each holder shall have received a certificate of a Senior Financial Officer certifying as to the matters set forth in clauses (i) through (iv). Section 9.8 Acceptable Ground Leases. Each of the Obligors shall, and shall cause each of its Subsidiaries to: (a) pay or cause to be paid all rents, additional rents, and other sums required to be paid by the applicable member of the Consolidated Group, as tenant under and pursuant to the provisions of each Acceptable Ground Lease; (b) diligently perform and observe all of the material terms, covenants, and conditions of each Acceptable Ground Lease as tenant under such Acceptable Ground Lease; and (c) promptly notify each holder of Notes of (i) the giving to any member of the Consolidated Group of any notice of any default by such member of the Consolidated Group under any Acceptable Ground Lease and deliver to each holder of Notes a true copy of each such notice, and (ii) any bankruptcy, reorganization, or insolvency of the landlord under any Acceptable Ground Lease or of any notice thereof, and deliver to each holder of Notes a true copy of such notice.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -29- Section 9.9 REIT Status. The Parent Guarantor shall take all action necessary to ensure that the Parent Guarantor is organized and operated in a manner so as to qualify and to be taxed as a REIT under the Code. Section 9.10 Rating. The Company shall maintain a credit rating for each series of Notes with a Designated Rating Agency and will provide such Designated Rating Agency with all relevant financial information as may be necessary to maintain such credit rating for each series of Notes. Evidence of such credit rating shall (a)(i) identify each series of Notes by principal amount, interest rate and maturity date or (ii) to the extent not confirmed directly to the SVO by the relevant Designated Rating Agency via electronic feed, refer to the Private Placement Number issued by CUSIP Global Services in respect of the Notes, (b) address the likelihood of payment of both the principal and interest (which requirement shall be deemed satisfied if the credit rating is silent on the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (c) not include any prohibition against a holder sharing such evidence with the SVO or any other regulatory authority having jurisdiction over such holder, (d) to the extent not confirmed directly to the SVO by the relevant Designated Rating Agency via electronic feed, be delivered by the Company to the holders at least annually (such that at all times, the credit rating shall have been confirmed within the last 12 months) and promptly upon any change in the credit rating and (e) to the extent the credit rating is set forth in a private rating letter, setting out in reasonable detail the analysis carried out and ratings methodologies used by the Designated Rating Agency in determining such credit rating of the Notes and generally consistent with the work product that the Designated Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other regulatory authority having jurisdiction over any holder of the Notes from time to time. Section 10. NEGATIVE COVENANTS. Each of the Company and the Parent Guarantor jointly and severally covenants that so long as any of the Notes are outstanding: Section 10.1 Transactions with Affiliates. Each Obligor will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Obligors or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of such Obligor’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate. Section 10.2 Merger, Consolidation, Etc. Each Obligor will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) in the case of any such transaction involving an Obligor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Obligor as an entirety, as the case may

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -30- be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if such Obligor is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and, with respect to the Company, the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; (b) in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) the Company, such Subsidiary Guarantor or another Subsidiary Guarantor; (2) a solvent corporation or limited liability company (other than the Company or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia) and, if such Subsidiary Guarantor is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty of such Subsidiary Guarantor and (B) the Company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; or (3) any other Person so long as the transaction is treated as a disposition of all of the assets of such Subsidiary Guarantor for purposes of this Agreement and would not be in violation of any term or provision of this Agreement before and after giving effect to such transaction; (c) the Parent Guarantor and each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under this Agreement and such Subsidiary Guaranty, as applicable, in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and (d) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing. No such conveyance, transfer or lease of substantially all of the assets of any Obligor or any Subsidiary Guarantor shall have the effect of releasing such Obligor or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement (in the case of any Obligor) or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -31- conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease. Section 10.3 Line of Business. Each Obligor will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business (it being understood that the acquisition of properties in new geographical regions or change in the balance of one asset class as a percentage of all properties held shall not constitute a change in the general nature of the Company’s business) in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Documents and such business activities and investments incidental or reasonably related thereto. Section 10.4 Economic Sanctions, Etc. Each Obligor will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws. Section 10.5 Liens. Each Obligor will not and will not permit any Subsidiary to directly or indirectly create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens existing on the date hereof and listed on Schedule 5.15 and any renewals, modifications or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased at the time of such refinancing, refunding, modifications renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is on terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, modification, renewing or extending of Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, that are no less favorable in any material respect to the Consolidated Group or the holders of Notes than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -32- (b) Liens for taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or (i) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person, or (ii) for which the applicable member of the Consolidated Group is insured against such Liens by title insurance, bonds, or other similar arrangements reasonably satisfactory to the Required Holders; (d) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (e) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, restrictions, restrictive covenants, encroachments, protrusions, and other similar encumbrances affecting any Property which do not in any case materially detract from the value of such Property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (g) Liens of any member of the Consolidated Group (other than a Subsidiary Guarantor) that is engaged in construction projects for the purpose of securing surety bonds, performance bonds, or similar instruments (other than Indebtedness); (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(j); (i) Liens on Properties (other than Unencumbered Properties) securing Indebtedness permitted under Sections 10.7(c) and (f); provided that (i) such Liens do not at any time encumber any Property or assets other than the Property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the Property being acquired on the date of acquisition; and (j) Liens on Properties (other than Unencumbered Properties) securing Indebtedness that has been paid or otherwise satisfied, but which Liens have not been released of record; provided that the Company is exercising commercially reasonable efforts to obtain the release thereof. Notwithstanding the foregoing, each Obligor will not, and will not permit any Subsidiary to, secure pursuant to this Section 10.5 any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -33- therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form (it being understood and agreed that any documentation substantially similar to the documentation required by such Material Credit Facility shall be deemed acceptable to the Required Holders), including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders. Section 10.6 Investments. Each Obligor will not, and will not permit any Subsidiary to, make any Investments, except: (a) Investments held by a member of the Consolidated Group in the form of cash equivalents; (b) advances to officers, directors and employees of a member of the Consolidated Group in an aggregate amount not to exceed $100,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (c) Investments of the Company in any Subsidiary and Investments of any Subsidiary in the Company or in another Subsidiary; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guaranties by the Company or any Subsidiary in respect of (i) Indebtedness of any member of the Consolidated Group otherwise permitted hereunder (including “bad boy” and completion Guaranties), and (ii) Secured Indebtedness of any Person (other than a member of the Consolidated Group) not to exceed $150,000,000 in the aggregate at any time outstanding; (f) Investments in income producing Properties and assets incidental thereto; (g) Investments in unimproved land holdings in an aggregate amount not exceeding five percent (5%) of Total Asset Value; (h) Investments in construction in progress in an aggregate amount not exceeding twenty-five percent (25%) of Total Asset Value; (i) Investments in Unconsolidated Affiliates in an aggregate amount not exceeding ten percent (10%) of Total Asset Value; and (j) Investments consisting of mortgages, mezzanine loans and notes receivable in an aggregate amount not exceeding fifteen percent (15%) of Total Asset Value, provided that any determination as to whether an Investment shall be permitted hereunder will be made after giving effect to such Investment; provided, further, that Investments under Sections 10.7(g) through (j) above shall not exceed thirty percent (30%) of Total Asset Value.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -34- Section 10.7 Financial Covenants. Each Obligor will not: (a) Maximum Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any fiscal quarter of the Parent Guarantor, to exceed sixty percent (60%); provided that as of the last day of the fiscal quarter in which any Significant Acquisition occurs and the last day of the two (2) immediately following quarters thereafter (but only for up to two (2) times during the term of this Agreement), the Total Leverage Ratio may exceed sixty percent (60%) so long as it does not exceed sixty‑five percent (65%). (b) Minimum Fixed Charge Coverage Ratio. Permit the ratio of (i) Adjusted EBITDA to (ii) Fixed Charges, as of the last day of any fiscal quarter of the Parent Guarantor, to be less than 1.50 to 1.0. (c) Maximum Secured Indebtedness. Permit Secured Indebtedness of the Consolidated Group (excluding the Notes if they become Secured Indebtedness and any other Material Credit Facility that also becomes Secured Indebtedness pari passu with the Notes pursuant to the last paragraph of Section 10.5), as of the last day of any fiscal quarter of the Parent Guarantor, to be greater than forty percent (40%) of Total Asset Value. (d) Maximum Unsecured Leverage Ratio. Permit the Total Unsecured Leverage Ratio, at any time, to exceed sixty percent (60%); provided that during the fiscal quarter in which any Significant Acquisition occurs and the two (2) consecutive quarters thereafter (but only for up to two (2) times during the term of this Agreement), the Total Unsecured Leverage Ratio may exceed sixty percent (60%) so long as it does not exceed sixty‑five percent (65%). (e) Minimum Tangible Net Worth. Permit Tangible Net Worth, at any time, to be less than the sum of (i) an amount equal to $825,212,250.00, and (ii) an amount equal to seventy‑five percent (75%) of the net equity proceeds received by the Consolidated Group after June 30, 2022. (f) Maximum Secured Recourse Debt. Permit the Secured Recourse Debt of the Consolidated Group (excluding the Notes if they become Secured Indebtedness and any other Material Credit Facility that also becomes Secured Indebtedness pari passu with the Notes pursuant to the last paragraph of Section 10.5), as of the last day of any fiscal quarter of the Parent Guarantor, to be greater than twenty percent (20%) of Total Asset Value. (g) Minimum Unencumbered Interest Coverage Ratio. Permit the Unencumbered Interest Coverage Ratio, as of the last day of any fiscal quarter of the Parent Guarantor, to be less than 1.75 to 1.0. (h) Unencumbered Asset Value. Permit the Unencumbered Asset Value for all Unencumbered Properties to be less than $500,000,000. (i) Minimum Unencumbered Properties. Permit there to be less than fifteen (15) Unencumbered Properties at any time.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -35- (j) Occupancy Rate. Permit the Occupancy Rate to be less than eighty percent (80%) for all Unencumbered Properties in the aggregate. (k) Tenant Concentration. Permit aggregate rental revenues of any one tenant with respect to Leases of Unencumbered Properties to constitute more than twenty-five percent (25%) of rental revenues with respect to all Leases of Unencumbered Properties. Section 10.8 Most Favored Lender Status. Notwithstanding the covenants set forth in Sections 10.7(f), (h), (i), (j) and (k) above if any correlative covenant to those set forth in the Principal Credit Facility (or the equivalent thereof, however expressed), including, for the avoidance of doubt, any definition as used therein, is subsequently to the date of this Agreement amended, modified, deleted or reinstated, in the Principal Credit Facility (including, for the avoidance of doubt, any amendments, modifications, deletions or reinstatements made in connection with a change in GAAP subsequent to the date of this Agreement), such amendment, modification, deletion or reinstatement shall be deemed incorporated by reference into this Agreement solely with respect to the covenants in Sections 10.7(f), (h), (i), (j) and (k) above, inclusive, mutatis mutandi, as if set forth fully in, or deleted from, this Agreement, effective beginning on the date on which such amendment, modification, deletion or reinstatement is effective in the Principal Credit Facility (any such amendment, modification, deletion or reinstatement of the covenants set forth in Sections 10.7(f), (h), (i), (j) and (k) above being referred to as a “MFL Covenant Modification”); provided that if at any time a MFL Covenant Modification would result in the covenant in this Agreement becoming less restrictive, then, as a condition to the effectiveness of such MFL Covenant Modification, no Default or Event of Default shall have occurred and be continuing at such time. The Company shall, within 10 Business Days after any MFL Covenant Modification becomes effective, provide notice and a certification thereof by way of delivery of an Officer’s Certificate to each holder of Notes and, if such MFL Covenant Modification resulted in any covenant in Sections 10.7(f), (h), (i), (j) and (k) above as the case may be, being less restrictive than in effect immediately prior to such effectiveness, such notice shall also include a certification that no Default or Event of Default occurred or was continuing at such time. Upon the request of the Company or the Required Holders, the Obligors and the holders of Notes shall enter into an additional agreement or an amendment to this Agreement evidencing any MFL Covenant Modification, provided that the execution and delivery of any such additional agreement or amendment shall not be a precondition to the effectiveness of such MFL Covenant Modification. In the event that any fee is paid to any party under the Principal Credit Facility solely to effectuate any such amendment, modification, deletion or reinstatement and not for any other concurrent amendment or modification to the Principal Credit Facility (it being understood, for the avoidance of doubt, that this clause shall not apply to any amendment or modification to the Principal Credit Facility that implements additional changes to provisions of the Principal Credit Facility that are unrelated to the applicable MFL Covenant Modification, including, without limitation, any increase of loans or commitments, extension of maturity or change in interest rate, and excluding, for the avoidance of doubt, arranger fees, structuring fees, underwriting fees and other similar fees that are not paid to all consenting lenders), the holders of the Notes shall have received an Equivalent Fee payable on a pro rata basis in accordance with each holder’s

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -36- outstanding principal amount of Notes prior to or concurrently with the effectiveness of any such amendment, modification, deletion or reinstatement. “Equivalent Fee” means an amount equal to the percentage determined by dividing the fee paid under the Principal Credit Facility by the principal outstanding amount under the Principal Credit Facility multiplied by the aggregate outstanding principal amount of the Notes. Section 10.9 Restricted Payments. Each Obligor will not, and will not permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if a Default or Event of Default has occurred and is continuing or would result therefrom; provided that to the extent a Default or Event of Default is then-existing or would result from the making of such Restricted Payment (other than a Default specified in Sections 11 (g), (h) or (i) or a Default or Event of Default that has resulted in any holder of Notes exercising its remedies under Section 12.1, in which case no Restricted Payments otherwise permitted under this Section 10.9 may be made), the Consolidated Group may make Restricted Payments in the maximum amount required in order for the Parent Guarantor to (i) maintain its REIT status and (ii) avoid federal or state income excise taxes. Section 11. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest or Make-Whole Amount, if any, on any Note for more than five Business Days after the same becomes due and payable; or (c) any Obligor defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.9, 10.2, 10.3, 10.7 or 10.8; or (d) any Obligor or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Obligors receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)), or if such default is capable of cure but not within 30 days, such longer period (but in no event to exceed an additional 60 days) as may be reasonably necessary to cure such failure so long as such Obligor or such Subsidiary Guarantor commences such cure within the initial 30 days and diligently pursues achieving such cure; or (e) (i) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -37- on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or (f) (i) any Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Indebtedness under Swap Contracts) that is outstanding in an aggregate principal amount of at least (x) $35,000,000 with respect to Recourse Debt or (y) $75,000,000 with respect to Non-Recourse Debt, (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) any Obligor or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under Swap Contracts) in an aggregate outstanding principal amount of at least (x) $35,000,000 with respect to Recourse Debt or (y) $75,000,000 with respect to Non-Recourse Debt, (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests and other than the occurrence of a Change of Control in which the Obligors are complying with Section 8.8), (x) any Obligor or any Subsidiary has become obligated to purchase or repay Indebtedness (other than Indebtedness under Swap Contracts) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least (x) $35,000,000 with respect to Recourse Debt or (y) $75,000,000 with respect to Non-Recourse Debt, (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Obligor or any Subsidiary so to purchase or repay such Indebtedness, or (iv) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Obligor or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which any Obligor or any Subsidiary is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by such Obligor or such Subsidiary as a result thereof is greater than $35,000,000 (or its equivalent in the relevant currency of payment); or (g) any Obligor or any Subsidiary (other than a Non-Recourse Subsidiary) (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -38- (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Subsidiary (other than a Non-Recourse Subsidiary), a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Subsidiary (other than a Non-Recourse Subsidiary), or any such petition shall be filed against any Obligor or any Subsidiary (other than a Non-Recourse Subsidiary) and such petition shall not be dismissed within 60 days; or (i) any event occurs with respect to any Obligor or any Subsidiary (other than a Non- Recourse Subsidiary) which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or (j) (i) one or more final judgments or orders for the payment of money aggregating in excess of $35,000,000 (or its equivalent in the relevant currency of payment) to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage, including any such final order enforcing a binding arbitration decision, are rendered against one or more of any Obligor or any Subsidiary (other than a Non-Recourse Subsidiary) and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay or (ii) any one or more non- monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post- employment welfare benefits in a manner that would increase the liability of any Obligor or any

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -39- Subsidiary thereunder, (viii) any Obligor or any Subsidiary fails to administer or maintain a Non- U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) any Obligor or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or (l) any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty. Section 12. REMEDIES ON DEFAULT, ETC. Section 12.1 Acceleration. (a) If an Event of Default with respect to any Obligor described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, and, as applicable, the Agent (for information purposes only), declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, and, as applicable, the Agent (for information purposes only), declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -40- prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, and as applicable, the Agent (for information purposes only), may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements. Section 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -41- beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1-A or 1-B, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of, which, for the avoidance of doubt, may consist of sufficient evidence of the identity of the holder of the Note, in the Company’s reasonable discretion, along with corresponding proof of ownership reflected in the Note register, and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof,

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -42- within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. Section 13.4 Note Registrar and Transfer Agent. Pursuant to Section 14.4, the Company may designate in writing from time to time an Agent for purposes of maintaining a note registrar and transfer agent for the registration of transfers, exchanges and replacement of Notes, all as provided in this Section 13 and subject to the provisions of the paying agency agreement (the “Paying Agency Agreement”) between the Company and the initial Agent, which shall be executed prior to the Closing. At any such time that the Company shall have designated the Agent for such purposes, the Company shall cause the Agent to comply with the terms and conditions set forth in this Section 13 and all dealings under the Section 13 by any holder shall be with such Agent; provided, that, any costs or expenses associated therewith shall be for the account of the Company. Any notices with respect to this Section 13 to or from Agent shall be made in accordance with Section 18. Section 14. PAYMENTS ON NOTES. Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction (or at the designated office of the Agent specified in Section 18, at any time such Agent has been so designated pursuant to Section 14.4). The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2 Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make- Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -43- has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. Section 14.3 FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person at the time or times prescribed by law and at such time or times as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential. Section 14.4 Company’s Agent. The Company may from time to time appoint, and may at any time cancel the appointment of, a bank, trust company or nationally recognized transfer agent to serve as its agent (the “Agent”) to perform on behalf of the Company its obligations under this Section 14 as well as certain other administrative obligations of the Company under this Agreement and as otherwise provided hereunder, including serving as paying agent, note registrar and transfer agent and delivering any notices and documents required to be delivered by, to or at the request of, the Company. The Company hereby designates and authorizes Wilmington Savings Fund Society, FSB as the initial Agent. In the event such appointment is cancelled, or any other appointment shall be made, written notice shall be given of any such cancellation of appointment or appointment, which notice shall set forth the name, delivery and mailing address, e-mail address, facsimile number and other information for notices for the Company or any replacement of the Agent. All notices, payments and deliveries to be provided by the Company under and pursuant to any provision of this Agreement may be delivered or paid to the holders of Notes by the Agent, or any such replacement, subject to all requirements of this Agreement and the Notes. During such time as a Person is appointed to serve as the Agent, every act, omission, undertaking, notice, document delivery or other communication by the Agent in such capacity shall be binding for all purposes on the Company as if such act, omission, undertaking, notice, document delivery or other communication had been performed, omitted, given, delivered or communicated by the Company. All notices and deliveries to be provided by the Company under and pursuant to any provision of this Agreement may be delivered to the holders of Notes by the Agent, or any such replacement, subject to all requirements of this Agreement. All communications, notices, forms, documents and other deliveries to be provided by the holders of Notes to the Company as required by the provisions of this Agreement shall be delivered to the Agent pursuant to Section 18. Any delivery of such communications, notices, forms, documents and other deliveries made to the Agent shall be deemed to have been delivered to the Company in all respects and the holders of

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -44- Notes shall not be responsible for any delay, mishandling or misdelivery by the Agent. The Company agrees that receipt by the Agent of any such communications, notices, forms, documents and other deliveries shall be deemed in every respect received upon the Agent’s receipt. For the avoidance of doubt, the Agent’s appointment is in all respects subject to the terms of the Paying Agency Agreement, and should any conflict arise between the terms of this Agreement and the terms of the Paying Agency Agreement with respect to the appointment as Agent, the terms of the Paying Agency Agreement shall control. The Paying Agency Agreement shall not have any effect on the Purchasers and holders of Notes or impair their rights under this Agreement and the Notes, and shall not excuse the duties, obligations and responsibilities of the Obligors hereunder. Section 15. EXPENSES, ETC. Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the reasonable and documented out-of-pocket costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the reasonable and documented out-of-pocket costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,500 per series of Notes. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company. Section 15.2 Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -45- the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder. Section 15.3 Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement. Section 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Parent Guarantor pursuant to this Agreement shall be deemed representations and warranties of the Company or the Parent Guarantor under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser, the Company and the Parent Guarantor, and supersede all prior agreements and understandings relating to the subject matter hereof. Section 17. AMENDMENT AND WAIVER. Section 17.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 17.1(c)), 11(a), 11(b), 12, 17, 20 or 23, or any defined term used therein.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -46- Section 17.2 Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) either Obligor, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any holder of such Note. Section 17.4 Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -47- holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding. Section 18. NOTICES. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by e-mail if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, (iii) if to the Company, the Parent Guarantor or any Subsidiary Guarantor, to the Parent Guarantor at its address set forth at the beginning hereof to the attention of Shawn J. Tibbetts, Chief Executive Officer, stibbetts@armadahoffler.com, with a copy to Morrison & Foerster LLP, 2100 L Street, NW, Suite 900, Washington, D.C. 20037, Attention: Justin R. Salon, Esq., JustinSalon@mofo.com, or at such other address as the Company shall have specified to the holder of each Note in writing, with a copy to the Agent at the address set forth below or at such other address as the Agent shall have specified to the holder of each Note in writing, and (iv) if to the Agent, at the following address: Wilmington Savings Fund Society, FSB, 500 Delaware Ave., 11th Floor, Wilmington, Delaware 19801, Attention: Global Capital Markets, Raye Goldsborough, rgoldsborough@wfsfbank.com. Notices under this Section 18 will be deemed given only when actually received. Section 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -48- regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. Section 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by any Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying this Section 20.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -49- In the event that as a condition to receiving access to information relating to the Obligors or their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Obligors, this Section 20 shall supersede any such other confidentiality undertaking. Section 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company and, as applicable, the Agent, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. Section 22. MISCELLANEOUS. Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Obligors may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 22.2 Accounting Terms. Subject to any MFL Covenant Modification pursuant to Section 10.8 with respect to Sections 10.7(f), (h), (i), (j) and (k), all accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP (provided all account terms, ratios and measurements shall be determined without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard that have a

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -50- similar result or effect, and related interpretations) to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842). Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Consolidated Group shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of Financial Accounting Standards Board Accounting Standards Codification 825 on financial liabilities shall be disregarded. Section 22.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.4 Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 22.5 Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -51- The parties agree to electronic contracting and signatures with respect to this Agreement, the Notes, the other Closing documents and any other documents required to be delivered hereunder (collectively, the “Note Documents”). Delivery of an electronic signature to, or a signed copy of, this Agreement and such other Note Documents by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the manually signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if any Purchaser shall request (whether directly or through the Purchasers’ special counsel referred to in Section 4.4) manually signed counterpart signatures to any Note Document or a manually signed Note, the Obligors hereby agree to deliver such manually signed counterpart signatures or Note to such Purchaser (or to such special counsel on behalf of such Purchaser) within 15 Business Days of such request or such longer period as the requesting Purchaser and the Company may agree. For the avoidance of doubt, the Company acknowledges and agrees that manually signed counterpart signatures to the Notes are required to be delivered at the Closing. Section 22.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.7 Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Obligors irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Obligors irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) Each of the Obligors agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) Each of the Obligors consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each of the Obligors agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -52- and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligors in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith. Section 23. PARENT GUARANTY Section 23.1 Guaranty. (a) The Parent Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to each holder of any Note at any time outstanding (i) the prompt payment when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) of the principal of, Make-Whole Amount, if any, and interest on the Notes (including, without limitation, interest accruing after the commencement of any bankruptcy or similar proceeding and any additional interest that would accrue but for the commencement of such proceeding, interest on any overdue principal, Make-Whole Amount, if any, and, to the extent permitted by applicable law, interest on any overdue interest on the Notes) and all other amounts from time to time owing by the Company under this Agreement and under the Notes (including, without limitation, costs, expenses and Taxes in accordance with the terms hereof), and (ii) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed hereunder and under the Notes, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the “Guaranty Obligations”). (b) The Parent Guarantor hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranty Obligations, the Parent Guarantor will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranty Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by mandatory or optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the reasonable and documented costs and expenses of collection or of otherwise enforcing any of such holder’s rights under this Agreement and under the Notes, including, without limitation, reasonable counsel fees. (c) The guaranty provided by the Parent Guarantor under this Section 23 is intended to be an irrevocable, absolute and continuing guaranty of payment and is not a guaranty of collection. This guaranty may not be revoked by the Parent Guarantor. The liability of the Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranty

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -53- Obligations, and the liability of the Parent Guarantor hereunder is not affected or impaired by (i) any direction as to application of payment by the Company or by any other party; or (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranty Obligations; or (iii) any payment on or in reduction of any such other guaranty or undertaking; or (iv) any dissolution, termination or increase, decrease or change in personnel by the Company; or (v) any payment made to a holder on the Guaranty Obligations which any such holder of a Note repays to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. The guaranty and liability of the Parent Guarantor hereunder shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectability, and shall remain in full force and effect until all Guaranty Obligations have been paid in full. (d) The obligations of the Parent Guarantor hereunder are independent of the obligations of any other guarantor, any other party or the Company, and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against any other guarantor, any other party or the Company and whether or not any other guarantor, any other party or the Company is joined in any such action or actions. The Parent Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to the Parent Guarantor’s obligations under this Section 23. Section 23.2 Authorization. The Parent Guarantor authorizes the holders of the Notes without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to: (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranty Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty of the Parent Guarantor herein made shall apply to the Guaranty Obligations as so changed, extended, renewed or altered; (b) take and hold security for the payment of the Guaranty Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranty Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst; (c) exercise or refrain from exercising any rights against the Company or others or otherwise act or refrain from acting; (d) release or substitute any one or more endorsers, guarantors, or other obligors;

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -54- (e) settle or compromise any of the Guaranty Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of any part thereof to the payment of any liability (whether due or not) of the Company to its creditors other than the holders of the Notes; (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Company to the holders of the Notes, regardless of what liability or liabilities of the Parent Guarantor or the Company remain unpaid; (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or (h) take any other action that would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent Guarantor from its liabilities under this Section 23. Section 23.3 Subordination and Subrogation. Any Indebtedness of the Company relating to the Guaranty Obligations now or hereafter owing to the Parent Guarantor is hereby subordinated to the Guaranty Obligations of the Company owing to the holders of the Notes. Without limiting the generality of the foregoing, the Parent Guarantor hereby agrees with the holders of the Notes that it will not exercise any right of subrogation which it may at any time otherwise have as a result of the guaranty under this Section 23 (whether contractual, under Section 509 of the United States Bankruptcy Code or otherwise) until all Guaranty Obligations (other than contingent indemnities and costs and reimbursement obligations to the extent no claim has been asserted with respect thereto) have been paid in full in cash. Section 23.4 Waivers. (a) The Parent Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any holder of a Note to (i) proceed against the Company, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Company, any other guarantor or any other party or (iii) pursue any other remedy in such holder’s power whatsoever. The Parent Guarantor waives any defense based on or arising out of any defense of the Company, any other guarantor or any other party, other than payment in full of the Guaranty Obligations, based on or arising out of the disability of the Company, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranty Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Guaranty Obligations. The Required Holders may, at their election, foreclose on any security, if any, held by them by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the holders may have against the Company or any other party, or any security, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Guaranty Obligations have been paid. The Parent Guarantor waives any defense arising out of any such election by the Required Holders, even though such election operates to impair or

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -55- extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Guarantor against the Company or any other party or any security. (b) Except as otherwise expressly provided in this Agreement, the Parent Guarantor waives all presentments, demands for performance, protests and notices, including notices of any Default or Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of the guaranty hereunder, notices of the existence, creation or incurring of new or additional Guaranty Obligations, and notices of any holder’s transfer or disposition of the Guaranty Obligations, or any part thereof. The Parent Guarantor assumes all responsibility for being and keeping itself informed of the Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranty Obligations and the nature, scope and extent of the risks which it assumes and incurs hereunder, and agrees that no holder shall have any duty to advise it of information known to it regarding such circumstances or risks. * * * * *

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. -56- If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company and the Parent Guarantor, whereupon this Agreement shall become a binding agreement among you, the Company and the Parent Guarantor. Very truly yours, ARMADA HOFFLER, L.P. BY: ARMADA HOFFLER PROPERTIES, INC., ITS GENERAL PARTNER By: /s/ Matthew Barnes-Smith Name: Matthew Barnes-Smith Title: Chief Financial Officer, Treasurer and Corporate Secretary ARMADA HOFFLER PROPERTIES, INC. By: /s/ Matthew Barnes-Smith Name: Matthew Barnes-Smith Title: Chief Financial Officer, Treasurer and Corporate Secretary

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. This Agreement is hereby accepted and agreed to as of the date hereof. NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: /s/ Andrew Leisman Name: Andrew Leisman, CFA Title: Senior Director LIFE INSURANCE COMPANY OF NORTH AMERICA By: NYL Investors LLC, its Investment Manager By: /s/ Andrew Leisman Name: Andrew Leisman, CFA Title: Senior Director NEW YORK LIFE INSURANCE COMPANY By: NYL Investors LLC, its Investment Manager By: /s/ Andrew Leisman Name: Andrew Leisman, CFA Title: Senior Director

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE By: New York Life Insurance Company, its attorney-in-fact By: NYL Investors LLC, its Investment Manager By: /s/ Andrew Leisman Name: Andrew Leisman, CFA Title: Senior Director NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D) By: NYL Investors LLC, its Investment Manager By: /s/ Andrew Leisman Name: Andrew Leisman, CFA Title: Senior Director

ARMADA HOFFLER, L.P. NOTE PURCHASE AGREEMENT ARMADA HOFFLER PROPERTIES, INC. This Agreement is hereby accepted and agreed to as of the date hereof. THRIVENT FINANCIAL FOR LUTHERANS By: /s/ Martin Rosacker Name: Martin Rosacker Title: Managing Director

SCHEDULE A (to Note Purchase Agreement) DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Ground Lease” means each ground lease with respect to any Unencumbered Property executed by any Obligor or any Subsidiary, as lessee, (a) that has a remaining lease term (including extension or renewal rights) of at least thirty-five (35) years, calculated as of the date such Property becomes an Unencumbered Property, (b) that is in full force and effect, (c) is transferable and assignable either without the landlord’s prior consent or with such consent, which, however, will not be unreasonably withheld or conditioned by landlord, (d) pursuant to which (i) no default or terminating event exists thereunder, and (ii) no event has occurred which but for the passage of time, or notice, or both would constitute a default or terminating event thereunder, and (e) that otherwise contains customary “mortgagee protections” provisions that would make it financeable from the standpoint of an institutional lender. “Adjusted EBITDA” means, EBITDA for the Consolidated Group for the most recently ended Calculation Period minus the aggregate Annual Capital Expenditure Adjustment. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of an Obligor. “Agent” is defined in Section 14.4. “Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement. “Annual Capital Expenditure Adjustment” means, (a) for office Properties, an amount equal to the product of (i) $0.25 multiplied by (ii) the aggregate net rentable area (determined on a square feet basis) of all such Properties; (b) for retail Properties, an amount equal to the product of (i) $0.15 multiplied by (ii) the aggregate net rentable area (determined on a square feet basis) of all such Properties; and (c) for residential Properties, $200 per unit. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act. “Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that

A-2 would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Wilmington, Delaware are required or authorized to be closed. “Calculation Period” means, as of any date, the most recent 4 fiscal quarter period ending on or prior to such date. “Capitalization Rate” means, (a) with respect to multi-family Properties, 6.00%; and (b) with respect to each of retail and office Properties, 6.50%, provided that, if any Material Credit Facility includes a “capitalization rate” for determining asset values that is higher or lower than the Capitalization Rate as set forth above, then the Capitalization Rate shall be the highest capitalization rate then applicable under any Material Credit Facility, provided, however, that in no event may the Capitalization Rate be less than (i) 5.00% with respect to multi-family Properties or (ii) 5.50% with respect to each of retail and office Properties. “Casualty” means, with respect to any Unencumbered Property, such Unencumbered Property shall be damaged or destroyed, in whole or in part, by fire or other casualty. “Closing” is defined in Section 3. “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time. “Company” is defined in the first paragraph of this Agreement. “Competitor” means a company, partnership, investment vehicle or trust which has a controlling interest in any company, partnership, trust or other entity which invests, as one of its primary lines of business, in real estate assets similar to the Property owned by the Company or any of its Subsidiaries, provided that: (a) the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor shall not of itself cause the Person providing such services to be deemed to be a Competitor if such Person has established procedures which will prevent confidential information supplied to such Person by any member of the Company from being transmitted or otherwise made available to such Plan or Person owing or controlling such Plan;

A-3 (b) in no event shall an Institutional Investor which (i) maintains passive investments in any Person which is a Competitor be deemed a Competitor, it being agreed that the normal administration of the investment and enforcement thereof shall be deemed not to cause such Institutional Investor to be a Competitor or (ii) is an insurance company, bank, trust company, savings and loan association, any pension plan, any broker or dealer or any other similar financial institution to be deemed a Competitor (so long as such Institutional Investor is not itself a real estate investment trust that invests in real estate assets similar to the Property owned by the Company or any of its Subsidiaries and regardless of whether any of its Affiliates are deemed Competitors); and (c) no Person a predominant portion of whose business involves banking, insurance, investment banking, broker/dealer, investment or similar activities (including any Person involved in the life insurance business or in the business of the investment of annuities or contributions to pension, retirement, medical or similar plans or arrangements) shall be deemed a Competitor. “Compliance Certificate” is defined in Section 7.2. “Condemnation” means a temporary or permanent taking by any Governmental Authority as the result, in lieu, or in anticipation, of the exercise of the right of condemnation or eminent domain of all or any part of any Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting any Property or any part thereof. “Confidential Information” is defined in Section 20. “Consolidated Group” means the Obligors and their Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing. “Controlled Entity” means (a) any of the Subsidiaries of the Parent Guarantor and any of their or the Company’s respective Controlled Affiliates and (b) if the Parent Guarantor has a parent company, such parent company and its Controlled Affiliates. “Customary Recourse Exceptions” means, with respect to any Non-Recourse Debt, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for fraud, misapplication of cash, environmental claims, breach of representations or warranties, failure to pay taxes and insurance, obligations for completion or cost overruns in connection with construction related activities, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate. “DBRS” means DBRS Limited and its Affiliates, and any successor to its rating agency business. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium,

A-4 rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means that rate of interest per annum that is the greater of (a) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate. “Designated Rating Agency” means (a) any of DBRS, Fitch, S&P and Moody’s, or any successor thereto or (b) any other credit rating agency (other than Egan Jones Ratings Company) that is recognized as a “nationally recognized statistical rating organization” by the SEC, so long as any such credit rating agency continues to be a “nationally recognized statistical rating organization” recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC for purposes of filing the Notes as “Filing Exempt” with the NAIC. “Disclosure Documents” is defined in Section 5.3. “Dispose” means the sale, transfer, license, lease (other than a real estate lease or license entered into in the ordinary course of business as part of Property leasing operations) or other disposition (including any sale and leaseback transaction) (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “EBITDA” means, for the Consolidated Group, on a consolidated basis (without duplication), for any period, an amount equal to (a) Net Income of the Consolidated Group for such period, in each case, excluding (i) any non-recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from early extinguishment of indebtedness, and (iii) any income or gain or any loss resulting from a swap or other derivative contract (including by virtue of a termination thereof), plus (b) an amount which, in the determination of Net Income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (ii) income taxes, (iii) depreciation and amortization, (iv) amounts deducted as a result of the application of FAS 141, (v) non-cash expenses related to employee and trustee stock and stock option plans, and (vi) adjustments as a result of the straight lining of rents, all as determined in accordance with GAAP, plus (c) without duplication of amounts included in clauses (a) and (b) above with respect to Unconsolidated Affiliates, the amounts described in clauses (a) and (b) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate.

A-5 “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. “Eligible Unencumbered Property” means, as of any date, each Property that satisfies the following: (a) such Property is primarily an office, retail, for-rent multi-family or student housing Property; (b) such Property is located within the continental United States; (c) such Property is Wholly-Owned in fee simple or leased pursuant to an Acceptable Ground Lease by the Company or a Subsidiary Guarantor which is organized in the continental United States; (d) if such Property is owned or leased pursuant to an Acceptable Ground Lease by a Subsidiary that is not a Wholly-Owned Subsidiary of the Company, then (i) the Company owns, directly or indirectly, at least eighty percent (80%) of (A) all rights to receive distributions from the assets of such Subsidiary or (B) the issued and outstanding Equity Interests of such Subsidiary, free and clear of any Liens, and (ii) such Subsidiary is Controlled (including control over operating activities of such Subsidiary and the ability of such Subsidiary to Dispose of, grant Liens on, or otherwise encumber assets, incur, repay and prepay Indebtedness, provide Guaranties and make Restricted Payments, in each case without any requirement for the consent of any other Person) exclusively by Company and/or one or more Wholly-Owned Subsidiaries of Company; (e) if such Property is owned or leased pursuant to an Acceptable Ground Lease by a Subsidiary Guarantor, then such Subsidiary Guarantor may not incur, Guarantee, or otherwise be liable for any Indebtedness (other than the Notes and Unsecured Indebtedness permitted hereunder); (f) such Property is not subject to any ground lease (other than an Acceptable Ground Lease), any Lien (other than Permitted Liens), or any Negative Pledge; (g) except for restrictions set forth herein, the Company or the applicable Subsidiary Guarantor that owns or leases pursuant to an Acceptable Ground Lease such Property has the unilateral right to (i) Dispose of such Property, and (ii) create a Lien on such Property as security for Indebtedness of the Company or such Subsidiary Guarantor; (h) such Property is not unimproved land (other than the Tryon Property) or property under development; (i) such Property is free of all material structural defects, Material Title Defects, or other similar adverse matters which, individually or collectively, could reasonably be expected to result in a Material Property Event; (j) such Property is not currently suffering a Material Environmental Event; and

A-6 (k) such Property is not subject to any Casualty or Condemnation that is a Material Property Event. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Obligor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “Event of Default” is defined in Section 11. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time in effect. “FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code. “Financing Agreements” means, collectively, this Agreement, the Notes and any Subsidiary Guaranty. “Fitch” means Fitch Inc. and any successor to its rating agency business. “Fixed Charges” means, for the Consolidated Group, on a consolidated basis for any period, the sum (without duplication) of (a) Interest Expense, plus (b) scheduled principal payments on account of Indebtedness of the Consolidated Group (including, for purposes hereof,

A-7 scheduled reductions in commitments, but excluding any balloon principal payments on any Indebtedness which pays such Indebtedness in full, but only to the extent that the amount of such final payment is greater than the scheduled principal payment immediately preceding such final payment), plus (c) Restricted Payments paid in cash with respect to preferred Equity Interests of any member of the Consolidated Group, plus (d) the amounts described in clauses (a), (b), and (c) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate, all for the most recently ended Calculation Period. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a). “GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.6, with respect to any Subsidiary, generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary. “Governmental Authority” means (a) the government of (i) the United States of America or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company, the Parent Guarantor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, the Parent Guarantor or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income

A-8 statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor. “Guaranty Obligations” is defined in Section 23.1. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Indebtedness” means, for any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments to the extent such instruments or agreements support financial, rather than performance, obligations; for the avoidance of doubt, performance bonds issued for the account of such Person in the ordinary course of business shall be excluded from “Indebtedness;” (c) net obligations of such Person under any Swap Contract (excluding obligations under Swap Contracts relating solely to the Notes); (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days (unless being disputed in good faith by appropriate legal

A-9 proceedings and for which reserves in accordance with GAAP have been established) after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) capital leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; provided that such obligations shall not be considered Indebtedness hereunder to the extent such redemption may be completed through the issuance by such Person of its capital stock in exchange for the Equity Interests being redeemed and such Person has elected or may still elect to issue such capital stock rather than pay other consideration in connection with such redemption; and (h) all Guaranties of such Person in respect of any of the foregoing (excluding Guaranties limited to Customary Recourse Exceptions as long as no demand for payment or performance thereof has been demanded or if so demanded, is being disputed in good faith by appropriate legal proceedings) and without duplication of any Indebtedness that is recourse to a Subsidiary and is covered under clauses (a)-(g) above. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “INHAM Exemption” is defined in Section 6.2(e). “Initial Guarantor” means each Subsidiary listed on Schedule 4.14. “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Interest Expense” means, for the Consolidated Group, on a consolidated basis for the most recently ended Calculation Period, without duplication, total interest expense determined in accordance with GAAP (including for the avoidance of doubt capitalized interest and interest

A-10 expense attributable to the Consolidated Group’s ownership interests in Unconsolidated Affiliates). “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Lease” means each existing or future lease, sublease (to the extent of any Obligor’s or any Subsidiary Guarantor’s rights thereunder), or other agreement (other than an Acceptable Ground Lease) under the terms of which any Person has or acquires any right to occupy or use any Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder. “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). “Make-Whole Amount” is defined in Section 8.6. “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of the Company to perform its obligations under this Agreement, (d) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (e) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty. “Material Credit Facility” means, as to the Company and its Subsidiaries, (i) the Principal Credit Facility; (ii) the Term Loan Agreement, dated as of December 6, 2022, among the Company, as borrower, the Parent Guarantor, the lenders from time to time party thereto and Manufacturers and Traders Trust Company, as administrative agent, including any

A-11 renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; (iii) the Term Loan Agreement, dated as of May 19, 2023, among the Company, as borrower, the Parent Guarantor, the lenders from time to time party thereto and Toronto Dominion (Texas) LLC, as administrative agent and L/C issuer, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; (iv) any existing or future private placement transactions for the issuance of senior notes ranking pari passu with the Notes, evidencing Recourse Debt, in a principal amount outstanding equal to or greater than $25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing based on the exchange rate of such other currency), including any renewals, extensions, amendments, supplements, restatements, replacement or refinancing thereof; and (v) any other agreement(s) creating or evidencing Recourse Debt entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility. “Material Environmental Event” means, with respect to any Property, (a) a violation of any Environmental Laws with respect to such Property, or (b) the presence of any Hazardous Materials on, about, or under such Property that, under or pursuant to any Environmental Laws, would require remediation, if in the case of either clause (a) or (b), such event or circumstance could reasonably be expected to result in a Material Adverse Effect or in a Material Property Event. “Material Property Event” means, with respect to any Property, the occurrence of any event or circumstance occurring or arising after the date of this Agreement that could reasonably be expected to result in a material adverse effect with respect to the financial condition or the operations of such Property. “Material Title Defects” means, with respect to any Property, defects, Liens (other than Permitted Liens), and other encumbrances in the nature of easements, servitudes, restrictions, and rights-of-way that would customarily be deemed unacceptable title exceptions for a prudent mortgage lender (i.e., a prudent mortgage lender would reasonably determine that such exceptions, individually or in the aggregate, materially impair the value or operations of such Property, would prevent such Property from being used in the manner in which it is currently being used, or could reasonably be expected to result in a violation of any law which could result in a Material Property Event). “Maturity Date” is defined in the first paragraph of each Note.

A-12 “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners. “Negative Pledge” means a provision of any agreement (other than this Agreement and any agreement in favor of holders of Indebtedness that is pari passu with the Notes that only prohibits creation of a Lien on Unencumbered Properties on terms no more onerous in any material respect than those set forth in this Agreement) that prohibits the creation of any Lien on any assets of a Person; provided, however, that the following shall not constitute a “ Negative Pledge ” for purposes of this Agreement: (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets or the encumbrance of specific assets; (b) any requirement for the grant in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure this Agreement; and (c) provisions in equipment leases that restrict the sale or encumbrance of the Property leased thereunder. “Net Income” means the net income (or loss) of the Consolidated Group for the subject period; provided, however, that Net Income shall exclude (a) extraordinary gains and extraordinary losses (in each case, as determined in accordance with GAAP) for such period, (b) the net income of any Subsidiary of the Parent Guarantor during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its organization documents or any agreement, instrument or law applicable to such Subsidiary during such period, except that the Parent Guarantor’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary of the Parent Guarantor, except that the Parent Guarantor’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent Guarantor or a Subsidiary thereof as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary of the Parent Guarantor, such Subsidiary is not precluded from further distributing such amount to the Parent Guarantor as described in clause (b) of this proviso). “Net Operating Income” means, for any Property and for any period, an amount equal to (a) the aggregate gross revenues from the operations of such Property during such period (excluding all revenues from (i) tenants that are subject to a proceeding under any Debtor Relief Law and (ii) tenants that are not in occupancy or paying rent (unless any such tenant is in a free rent period with less than three (3) months remaining), provided that revenues from tenants that are not in occupancy, but are paying rent on leases with more than twelve (12) months remaining shall be included), minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Property during such period (including accruals for real estate taxes and insurance, but excluding debt service charges, income taxes, depreciation,

A-13 amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP, and (ii) an amount equal to the greater of (x) three percent (3%) of rents and (y) actual management fees paid in cash. “Non-Recourse Debt” means, for any Person, any Indebtedness of such Person in which the holder of such Indebtedness may not look to such Person personally for repayment, other than to the extent of any security therefor or pursuant to Customary Recourse Exceptions. For purposes hereof, “Non-Recourse Debt” shall include Indebtedness of a Subsidiary of the Parent Guarantor or the Company (other than a Subsidiary Guarantor) in which the holder of such Indebtedness may look to such Subsidiary personally for repayment (but not to any constituent owner of such Person other than for Customary Recourse Exceptions) and such Subsidiary is a special purpose entity owning only Properties that secure such Indebtedness. “Non-Recourse Subsidiaries” means one (1) or more Subsidiaries of the Company (other than any Subsidiary Guarantor) that have Non-Recourse Debt under which a Default exists, but such Default does not result in an Event of Default under Section 11(f), and “Non-Recourse Subsidiary” means any one of the Non-Recourse Subsidiaries. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “Notes” is defined in Section 1. “Occupancy Rate” means, for any Property, the percentage of the rentable area of such Property leased by tenants pursuant to bona fide tenant Leases, which tenants are in occupancy and not delinquent on any rent or other payments under such Leases and paying cash rent or that are in a one-time free rent period with less than three (3) months of free rent remaining and are not subject to a proceeding under any Debtor Relief Law. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer. “Paying Agency Agreement” has the meaning given in Section 13.4. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Permitted Liens” means Liens permitted by Section 10.5.

A-14 “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Principal Credit Facility” means the Third Amended and Restated Credit Agreement dated as of August 23, 2022, by and among the Company, the Parent Guarantor, Bank of America, N.A. as administrative agent, and the lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof. “Properties” means real estate properties owned by any member of the Consolidated Group, and “Property” means any one of the Properties. “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information. “QPAM Exemption” is defined in Section 6.2(d). “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Recourse Debt” means, for any Person, Indebtedness of such Person that is not Non- Recourse Debt. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means at any time on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates); provided that for purposes of optional prepayments pursuant to Section 8.2(a), “Required Holders” shall mean the holders of more than 50% in principal amount

A-15 of the Notes at the time outstanding in the series of Notes to be prepaid (exclusive of any such Notes then owned by any Obligor or its Affiliates). “Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof). “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business. “SEC” means the Securities and Exchange Commission of the United States of America. “Secured Indebtedness” means, for any Person as of any date, Indebtedness of such Person that is secured by a Lien. “Secured Recourse Debt” means, for any Person as of any date, Recourse Debt of such Person that is secured by a Lien. “Series A Notes” is defined in Section 1. “Series B Notes” is defined in Section 1. “Series C Notes” is defined in Section 1. “Significant Acquisition” means the acquisition of one or more real property assets or portfolios of such assets or operating businesses in a single transaction or a series of related transactions for a purchase price of at least $100,000,000. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time in effect. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent Guarantor, as applicable. “Source” is defined in Section 6.2.

A-16 “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent Guarantor. “Subsidiary Guarantors” means, as of any date, all of the Subsidiaries of the Company that have executed and delivered a Subsidiary Guaranty (or an addendum thereto in the form attached to such Subsidiary Guaranty), but excluding each Subsidiary of the Company that has been released as a Subsidiary Guarantor pursuant to the terms hereof, and “Subsidiary Guarantor” means any one of the Subsidiary Guarantors. “Subsidiary Guaranty” means the Subsidiary Guaranty made by the Subsidiary Guarantors in favor of the holders of Notes, substantially in the form of Exhibit 9.7, together with each other guaranty and guaranty supplement delivered pursuant to Section 9.7. “Substitute Purchaser” is defined in Section 21. “SVO” means the Securities Valuation Office of the NAIC. “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

A-17 “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Tangible Net Worth” means, for the Consolidated Group as of any date, (a) total equity on a consolidated basis determined in accordance with GAAP, minus (b) all intangible assets on a consolidated basis determined in accordance with GAAP plus (c) all depreciation determined in accordance with GAAP. “Total Asset Value” means, at any time for the Consolidated Group, without duplication, the sum of the following: (a) an amount, not less than $0, equal to (i)(A) Net Operating Income from all Properties owned or leased (as ground lessee) by the Consolidated Group for the then most recently ended Calculation Period, minus (B) Net Operating Income attributable to all Properties that were sold or otherwise disposed of during the then most recently ended Calculation Period, minus (C) the Annual Capital Expenditure Adjustment with respect to such Properties, divided by (ii) the Capitalization Rate; plus (b) the aggregate acquisition costs, including all direct out-of-pocket costs and expenses in connection with each such acquisition, of all real property assets owned or leased (as ground lessee) as of such date by the Consolidated Group for less than four (4) full fiscal quarters; plus (c) the aggregate book value of all unimproved land holdings, mortgage or mezzanine loans, notes receivable and/or construction in progress owned by the Consolidated Group; plus (d) without duplication of the amounts included in clauses (a), (b) and (c) above with respect to Unconsolidated Affiliates, the amounts described in clauses (a), (b) and (c) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate; plus (e) all Unrestricted Cash. “Total Indebtedness” means, as of any date, the sum of (a) all Indebtedness of the Consolidated Group, on a consolidated basis, as of such date, plus (b) without duplication of the amount included in clause (a) above with respect to Unconsolidated Affiliates, the amount described in clause (a) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate. For purposes of this definition, Indebtedness shall not include surety bonds issued in the ordinary course of the Company’s business so long as no demand for payment thereunder has been made on any member of the Consolidated Group. For the avoidance of doubt, any unsecured Guaranty by any member of the Consolidated Group of Secured Indebtedness of any other Person shall be treated as Total Indebtedness for the purpose of calculating the Total Leverage Ratio.

A-18 “Total Leverage Ratio” means, as of any date, the ratio of (a) Total Indebtedness as of such date to (b) Total Asset Value. “Total Unsecured Indebtedness” means, as of any date, (a) all Unsecured Indebtedness of the Consolidated Group determined on a consolidated basis plus (b) without duplication of the amounts included in clause (a) above with respect to Unconsolidated Affiliates, the amounts described in clause (a) above of each Unconsolidated Affiliate of the Consolidated Group multiplied by the respective Unconsolidated Affiliate Interest of each member of the Consolidated Group in such Unconsolidated Affiliate. “Total Unsecured Leverage Ratio” means, as of any date, the ratio of (a) Total Unsecured Indebtedness as of such date to (b) Unencumbered Asset Value. “Tryon Property” means the Property located at 10 Tryon, Charlotte, North Carolina owned by a Subsidiary of the Company. “Unconsolidated Affiliate” means an affiliate of the Parent Guarantor whose financial statements are not required to be consolidated with the financial statements of the Parent Guarantor in accordance with GAAP. “Unconsolidated Affiliate Interest” means, with respect to any Unconsolidated Affiliate, the aggregate ownership percentage of such member of the Consolidated Group in such Unconsolidated Affiliate, which shall be calculated as the greater of (a) such member of the Consolidated Group’s direct or indirect nominal capital ownership interest in such Unconsolidated Affiliate as set forth in such Unconsolidated Affiliate’s organizational documents, and (b) such member of the Consolidated Group’s direct or indirect economic ownership interest in such Unconsolidated Affiliate reflecting such member of the Consolidated Group’s current allocable share of income and expenses of such Unconsolidated Affiliate. “Unencumbered Asset Value” means, with respect to the Unencumbered Properties, as of any date, the sum of the following (without duplication): (a) an amount, not less than $0, equal to (i)(A) Net Operating Income for the most recently ended Calculation Period from all Unencumbered Properties owned or leased (as ground lessee) as of such date by the Consolidated Group for at least four (4) fiscal quarters (excluding the Tryon Property), minus (B) the Annual Capital Expenditure Adjustment with respect to such Unencumbered Properties, divided by (ii) the Capitalization Rate; plus (b) the aggregate acquisition costs of all Unencumbered Properties owned or leased (as ground lessee) as of such date by the Consolidated Group for less than four (4) full fiscal quarters (excluding the Tryon Property); plus (c) with respect to the Tryon Property, from the date of this Agreement and thereafter, the lesser of fifty percent (50%) of (A) the aggregate acquisition cost of the Tryon Property and (B) the appraised value of the Tryon Property as set forth in the most-recent annual appraisal of the Tryon Property provided to the holders of Notes; provided that the amount of the Unencumbered Asset Value attributable to (x) any individual Unencumbered Property shall not exceed twenty-five percent (25%) of the total Unencumbered Asset Value and (y) Subsidiaries of

A-19 Company that are not Wholly-Owned Subsidiaries shall not exceed twenty percent (20%) of the total Unencumbered Asset Value. “Unencumbered Interest Coverage Ratio” means, as of any date, the ratio of (a) Unencumbered NOI to (b) Unencumbered Interest Expense. “Unencumbered Interest Expense” means, as of any date, Interest Expense on the Total Unsecured Indebtedness for the most recently ended Calculation Period. “Unencumbered NOI” means, for the Unencumbered Properties, (a) in the case of any Unencumbered Property that is owned or leased (as ground lessee) for at least four (4) fiscal quarters, the Net Operating Income from such Unencumbered Property for the then most recently ended Calculation Period minus the Annual Capital Expenditure Adjustment with respect to such Unencumbered Property, plus (b) in the case of any Unencumbered Property that is owned or leased (as ground lessee) for less than four (4) fiscal quarters, the Net Operating Income from such Unencumbered Property for the then most recently ended fiscal quarter multiplied by four (4) minus the Annual Capital Expenditure Adjustment with respect to such Unencumbered Property. For the avoidance of doubt, (i) the Net Operating Income of an Unencumbered Property that is owned or leased (as ground lessee) for less than one (1) fiscal quarter will be included in calculating Unencumbered NOI as if such Unencumbered Property was owned or leased (as ground lessee) for the then most recently ended fiscal quarter, and (ii) the Net Operating Income of an Unencumbered Property that is sold within the fiscal quarter will be excluded in calculating Unencumbered NOI. “Unencumbered Properties” means, as of any date, each Eligible Unencumbered Property identified by the Company (a) initially, in Schedule 5.19 and (b) thereafter, in the most recent compliance certificate delivered to each holder of Notes pursuant to Section 7.2. “Unencumbered Property” means any one of the Unencumbered Properties. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code. “Unrestricted Cash” means, as of any date, an amount equal to all cash and cash equivalents of the Consolidated Group that are not subject to a Lien, control agreement (excluding statutory liens in favor of any depositary bank where such cash is maintained) or Negative Pledge (other than under this Agreement). “Unsecured Indebtedness” means, for any Person as of any date, Indebtedness of such Person that is not Secured Indebtedness. For purposes hereof, any unsecured Guaranty by any member of the Consolidated Group of Secured Indebtedness of any other Person shall be treated as Unsecured Indebtedness only to the extent that the amount of the Secured Indebtedness guaranteed by any member of the Consolidated Group exceeds the aggregate market value of all property securing such Secured Indebtedness. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

A-20 “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “Wholly-Owned” means, with respect to the ownership by any Person of any Property, that 100% of the title to such Property is held directly or indirectly by, or 100% of such Property is leased pursuant to an Acceptable Ground Lease directly or indirectly by, such Person. “Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

SCHEDULE 1-A (to Note Purchase Agreement) [FORM OF SERIES A NOTE] ARMADA HOFFLER, L.P. 5.57% SENIOR NOTE, SERIES A, DUE JULY 22, 2028 No. RA-[_____] [Date] $[_______] PPN 04208* AA0 FOR VALUE RECEIVED, the undersigned, ARMADA HOFFLER, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the Commonwealth of Virginia, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 22, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.57% per annum from the date hereof, payable semiannually, on the 22nd day of January and July in each year, commencing with the January 22 or July 22 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.57% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated July 22, 2025 (as from time to time amended, the “Note Purchase Agreement”), by and among the Company, Armada Hoffler Properties, Inc. (the “Parent Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is guaranteed by the Parent Guarantor. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the

1-A-2 ACTIVE 685953019v19 transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. ARMADA HOFFLER, L.P. BY: ARMADA HOFFLER PROPERTIES, INC., ITS GENERAL PARTNER By Name: Title:

SCHEDULE 1-B (to Note Purchase Agreement) [FORM OF SERIES B NOTE] ARMADA HOFFLER, L.P. 5.78% SENIOR NOTE, SERIES B, DUE JULY 22, 2030 No. RB-[_____] [Date] $[_______] PPN 04208* AB8 FOR VALUE RECEIVED, the undersigned, ARMADA HOFFLER, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the Commonwealth of Virginia, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 22, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.78% per annum from the date hereof, payable semiannually, on the 22nd day of January and July in each year, commencing with the January 22 or July 22 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.78% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated July 22, 2025 (as from time to time amended, the “Note Purchase Agreement”), by and among the Company, Armada Hoffler Properties, Inc. (the “Parent Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is guaranteed by the Parent Guarantor. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the

1-B-2 transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. ARMADA HOFFLER, L.P. BY: ARMADA HOFFLER PROPERTIES, INC., ITS GENERAL PARTNER By Name: Title:

SCHEDULE 1-C (to Note Purchase Agreement) [FORM OF SERIES C NOTE] ARMADA HOFFLER, L.P. 6.09% SENIOR NOTE, SERIES C, DUE JULY 22, 2032 No. RC-[_____] [Date] $[_______] PPN 04208* AC6 FOR VALUE RECEIVED, the undersigned, ARMADA HOFFLER, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the Commonwealth of Virginia, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 22, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.09% per annum from the date hereof, payable semiannually, on the 22nd day of January and July in each year, commencing with the January 22 or July 22 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.09% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated July 22, 2025 (as from time to time amended, the “Note Purchase Agreement”), by and among the Company, Armada Hoffler Properties, Inc. (the “Parent Guarantor”) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is guaranteed by the Parent Guarantor. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the

1-C-2 transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. ARMADA HOFFLER, L.P. BY: ARMADA HOFFLER PROPERTIES, INC., ITS GENERAL PARTNER By Name: Title:

SCHEDULE 4.4(a) (to Note Purchase Agreement) SCHEDULE 4.4(A) FORM OF OPINION OF COUNSEL FOR THE OBLIGORS AND THE INITIAL GUARANTORS

SCHEDULE 4.4(b) (to Note Purchase Agreement) SCHEDULE 4.4(B) FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS [To Be Provided on a Case by Case Basis]

SCHEDULE 4.14 (to Note Purchase Agreement) SCHEDULE 4.14 INITIAL GUARANTORS 1. AHP Holding, Inc., a Virginia corporation 2. A/H North Pointe, Inc., a Virginia corporation 3. North Pointe Ph. I Limited Partnership, a Virginia limited partnership 4. North Pointe Development Associates, L.P., a Virginia limited partnership 5. Armada Hoffler Manager LLC, a Virginia limited liability company 6. 660 Delray Beach, LLC, a Virginia limited liability company 7. 10th and Tryon Partners, LLC, a Virginia limited liability company 8. A/H Harrisonburg Regal, L.L.C., a Virginia limited liability company 9. Armada/Hoffler Block 8 Associates, L.L.C., a Virginia limited liability company 10. Armada Hoffler Tower 4, L.L.C., a Virginia limited liability company 11. AH Columbus II, L.L.C., a Virginia limited liability company 12. AH Greentree, LLC, a Virginia limited liability company 13. AH Sandbridge, LLC, a Virginia limited liability company 14. Block Street Residential Development, LLC, a Maryland limited liability company 15. Broad Creek PH. I, L.L.C., a Virginia limited liability company 16. Broad Creek Ph. III, L.L.C., a Virginia limited liability company 17. Broadmoor Plaza Indiana, LLC, a Virginia limited liability company 18. Brooks Crossing II, LLC, a Virginia limited liability company 19. Chronicle Holdings, LLC, a Virginia limited liability company 20. Columbus Tower, L.L.C., a Virginia limited liability company 21. Columbus Town Center, LLC, a Virginia limited liability company 22. Columbus Town Center II, LLC, a Virginia limited liability company 23. Dimmock Square Marketplace, LLC, a Virginia limited liability company 24. Ferrell Parkway Associates, L.L.C., a Virginia limited liability company 25. Greenbrier Technology Center II Associates, L.L.C., a Virginia limited liability company 26. Hanbury Village II, L.L.C., a Virginia limited liability company 27. Hilltop Laskin, LLC, a Virginia limited liability company 28. HT Tyre Neck, LLC, a Virginia limited liability company 29. Interlock Atlanta, LLC, a Georgia limited liability company 30. North Hampton Market South Carolina, LLC, a Virginia limited liability company 31. North Pointe Development Associates, L.L.C., a Virginia limited liability company 32. North Pointe Outparcels, L.L.C., a Virginia limited liability company 33. North Pointe VW4, L.L.C., a Virginia limited liability company 34. OCC Commercial, LLC, a Virginia limited liability company 35. Overlook Village Asheville, LLC, a Virginia limited liability company 36. Parkway Centre Moultrie, LLC, a Virginia limited liability company 37. Paterson Place Durham, LLC, a Virginia limited liability company 38. Perry Hall Maryland LLC, a Virginia limited liability company 39. Providence Plaza Charlotte, LLC, a Virginia limited liability company 40. Red Mill Central, LLC, a Virginia limited liability company

4.14-2 41. Red Mill Outparcels, LLC, a Virginia limited liability company 42. Red Mill West, LLC, a Virginia limited liability company 43. South Square Durham, LLC, a Virginia limited liability company 44. Southgate Square Virginia, LLC, a Virginia limited liability company 45. Southshore Pointe, LLC, a Virginia limited liability company 46. TCA Block 4 Retail, L.L.C., a Virginia limited liability company 47. TCA Block 6, LLC, a Virginia limited liability company 48. Town Center Associates 12, L.L.C., a Virginia limited liability company 49. Town Center Associates 7, L.L.C., a Virginia limited liability company 50. Town Center Pembroke, LLC, a Virginia limited liability company 51. Town Center Pembroke TIC, LLC, a Virginia limited liability company 52. Wendover Village III, LLC, a Virginia limited liability company 53. Wendover Village Greensboro II, LLC, a Virginia limited liability company 54. Wendover Village Greensboro, LLC, a Virginia limited liability company 55. Wills Wharf Baltimore LLC, a Virginia limited liability company

SCHEDULE 5.3 (to Note Purchase Agreement) SCHEDULE 5.3 DISCLOSURE MATERIALS  Annual Report on Form 10-K of the Parent Guarantor for the year ended December 31, 2024, filed with the SEC on February 28, 2025  Quarterly Report on Form 10-Q of the Parent Guarantor for the quarter ended March 31, 2025, filed with the SEC on May 9, 2025

SCHEDULE 5.4

ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES

(i) Subsidiaries of the Parent Guarantor:

Armada Hoffler, L.P., a Virginia limited partnership (78.5% economic interest, of which 0.1% is held as general partnership units)

(ii) Subsidiaries of the Company:

Wholly-Owned Subsidiaries			
Entity	**Place of Organization**	**Property**	**Subsidiary Guarantor (Y/N)**
1023 Roswell, LLC	VA, GA	Southern Post	N
1300 Thames Street Office, LLC	VA, MD	Thames Street Wharf	N
660 Delray Beach, LLC	VA, FL	Delray Beach Plaza	Y
700 Center Residential, LLC	VA	The Edison	N
801 Nexton Summerville, LLC	VA, SC	Nexton Square	N
A/H Harrisonburg Regal L.L.C.	VA	Harrisonburg Regal	Y
A/H North Pointe Inc.	VA	GP of North Pointe PH.I, LP	Y
AH Columbus II, LLC	VA	Two Columbus (Block 5)	Y
AH Greentree, LLC	VA	Greentree Shopping Center	Y
AH Sandbridge, LLC	VA	Sandbridge Commons	Y
Allure Edinburgh Holding, LLC	VA	Allure Apartments	N
Armada Hoffler Tower 4, LLC	VA	Town Center Block 4	Y
Armada/Hoffler Block 8 Associates, LLC	VA	Town Center Block 8	Y
Baltimore Parcel 2E Holding, LLC	VA	Exelon	N
Baltimore Parcel 2E, LLC	VA, MD	Exelon	N
Baltimore Parcel 3 Holding, LLC	VA	T Rowe Price	N
Baltimore Parcel 3, LLC	VA, MD	T Rowe Price	N
Baltimore Parcel 4 Holding, LLC	VA	Allied Apartments	N
Baltimore Parcel 4, LLC	VA, MD	Allied Apartments	N
Block 11 Manager, LLC	VA	Town Center Block 11	N
Block Street Residential Development, LLC	VA, MD	1405 Point Street	Y
Broad Creek PH. I, LLC	VA	Broad Creek Shopping Center	Y
Broad Creek PH. III, LLC	VA	Broad Creek Shopping Center	Y
Broadmoor Plaza Indiana, LLC	VA, IN	Broadmoor Plaza	Y
Brooks Crossing II, LLC	VA	Brooks Crossing Huntington Ingalls Office	Y
BSE/AH Blacksburg Apartments, LLC	VA	Smith's Landing	N
Chronicle Mill Belmont, LLC	VA	Chronicle Mill	N
Columbus Tower, LLC	VA	One Columbus (Block 5)	Y
Columbus Town Center II, LLC	VA	Columbus Villlage II	Y
Columbus Town Center, LLC	VA	Columbus Village I	Y

SCHEDULE 5.4
(to Note Purchase Agreement)

Dimmock Square Marketplace, LLC	VA	Dimmock Square	Y
Ferrell Parkway Associates, LLC	VA	Ferrell Parkway	Y
Gainesville Development, LLC	VA, GA	The Everly Apartments	N
Gainesville II Holding, LLC	VA	Gainesville II	N
Greenbrier Square Chesapeake, LLC	VA	Greenbrier Square	N
Greenbrier Technology Center II Associates, LLC	VA	Town Center Block 3	Y
Hanbury Village II, LLC	VA	Hanbury Village	Y
Harbor Point Parcel 4 Development, LLC	MD	Allied Apartments	N
Harding Place Residential Partners, LLC	VA, NC	Greenside	N
Hilltop Laskin, LLC	VA	Marketplace at Hilltop	Y
HT Tyre Neck, LLC	VA	Tyre Neck Harris Teeter	Y
Interlock Atlanta, LLC	GA	Interlock	Y
Kennesaw Holding, LLC	VA	Kennesaw Pad D	N
Lexington at Hope Ferry, LLC	VA	Lexington Square	N
Market at Mill Creek Partners, LLC	VA	Market at Mill Creek	N

5.4-2

			Subsidiary Guarantor (Y/N)
North Hampton Market South Carolina, LLC	VA, SC	North Hampton Market	Y
North Point-CGL, LLC	VA, NC	Town Center Pembroke	N
North Pointe Development Associates, LLC	VA, NC	GP of North Point Development Associates, LP	Y
North Pointe Development Associates, LP	VA, NC	North Pointe Phase III	Y
North Pointe Outparcels, L.L.C.	VA, NC	North Pointe Phase III	Y
North Pointe Ph. I Limited Partnership	VA, NC	North Pointe Phase I	Y
North Pointe VW4, LLC	VA, NC	North Pointe Phase IV	Y
OCC Commercial, LLC	VA, NC	One City Center	Y
Overlook Village Asheville, LLC	VA, NC	Overlook Village	Y
Parkway Centre Moultrie, LLC	VA, GA	Parkway Martketplace	Y
Paterson Place Durham, LLC	VA, NC	Patterson Place	Y
Peachtree Corners Holding, LLC	VA	Peachtree Corners Apartments	N
Perry Hall Maryland LLC	VA, MD	Perry Hall	Y
Providence Plaza Charlotte, LLC	VA, NC	Providence Plaza	Y
Red Mill Central, LLC	VA	Redmill Commons	Y
Red Mill North, LLC	VA	Redmill Commons	N
Red Mill Outparcels, LLC	VA	Redmill Commons	Y
Red Mill South, LLC	VA	Redmill Commons	N
Red Mill West, LLC	VA	Redmill Commons	Y
South Square Durham, LLC	VA, NC	South Square	Y
Southern Post, LLC	GA	Southern Post	N
Southgate Square Virginia, LLC	VA	Southgate Square	Y
Southshore Pointe, LLC	VA	Southshore Shops	Y
TCA 10 GP, LLC	VA	Town Center Block 10	N
TCA Block 11 Apartments, LLC	VA	Town Center Block 11	N
TCA Block 11 Office, LLC	VA	Town Center Block 11	N
TCA Block 4 Retail, LLC	VA	Town Center Block 4	Y
TCA Block 6, LLC	VA	Town Center Block 6	Y
Town Center Associates 11, LLC	VA	Town Center Block 11	N
Town Center Associates 12, LLC	VA	Town Center Block 12	Y
Town Center Associates 6, LLC	VA	Town Center Block 6	N
Town Center Associates 7, LLC	VA	Town Center Block 7	Y
Town Center Associates 9, LLC	VA	Town Center Block 9	N
Town Center Associates, LLC	VA	Town Center Virginia Beach	N
Town Center Block 10 Apartments, LP	VA	Town Center Block 10	N
Town Center Block 9 Owners, LLC	DE	Premier Apartments	N
Town Center Pembroke TIC, LLC	VA	Town Center Pembroke	Y
Town Center Pembroke, LLC	VA	Town Center Pembroke	Y
Washington Avenue Apartments, LLC	VA	Liberty Apartments	N
Wendover Village Greensboro II, LLC	VA, NC	Wendover Village	Y
Wendover Village Greensboro, LLC	VA, NC	Wendover Village	Y
Wendover Village III, LLC	VA, NC	Wendover Village	Y
Wills Wharf Baltimore LLC	VA, NC	Wills Wharf	Y

5.4-3

5.4-4 AHP Holding, Inc. VA N/A Y Armada Hoffler Manager, LLC VA N/A Y Armada Hoffler JV Manager, LLC VA N/A N AHP Acquisitions, LLC VA N/A N AHP Asset Services, LLC VA N/A N AHP Development, LLC VA N/A N AHP Construction, LLC VA N/A N AHP Tenant Services, LLC VA N/A N 10th and Tryon Partners, LLC VA N/A Y Chronicle Holdings, LLC VA N/A Y

Joint Ventures

Property	Entity	Percentage Owned	Place of Organization	AH Interest Held By	<u>Subsidiary Guarantor (Y/N)</u>
Brooks Crossing Phase II	Southeast Commerce Associates II, LLC	65%	VA	AH Southeast Commerce, LLC	N
Cash Holdback From Sale	Lightfoot Marketplace Shopping Center, LLC	60%	VA	Armada Hoffler, LP	N
Chronicle Mill	Chronicle Holding, LLC	85%	VA, NC	Chronicle Mill Belmont, LLC	N
Chronicle Mill Tract II	Chronicle Mill Tract II, LLC	85%	VA, NC	Chronicle Mill Belmont, LLC	N
City Park II	City Park 2 Apartments, LLC	95%	VA	City Park II Holding, LLC	N
Exelon Building	Harbor Point Parcel 2 Holdings, LLC (Harbor Point Parcel 2-Office, LLC; Harbor Point Parcel 2-Residential, LLC; Harbor Point Parcel 2-Retail, LLC; Harbor Point Parcel 2-Transfer Station, LLC)	90%	DE	Baltimore Parcel 2E, LLC	N
Gainesville II	Gainesville II Development, LLC	95%	DE	Gainesville II Holding, LLC	N
Kennesaw Pad D	Kennesaw Pad D Apartments, LLC	95%	DE	Kennesaw Holding, LLC	N
T Rowe Price Building	Harbor Point Parcel 3 Development, LLC	50%	DE	Baltimore Parcel 3, LLC	N
Allure Apartments	Allure Chesapeake, LLC	50%	VA	Allure Edinburgh Holding, LLC	N
Peachtree Corners Apartments	Peachtree Corners Apartments, LLC	60%	GA	Peachtree Corners Holding, LLC	N

(iii) <u>Affiliates of the Obligors, other than Subsidiaries</u>:

N/A

(iv) Parent Guarantor's Directors and Senior Officers:

<u>Directors</u>

George F. Allen

Jennifer R. Boykin

James A. Carroll

5.4-5

5.4-6 James C. Cherry Dennis Gartman Louis S. Haddad Daniel A. Hoffler Shawn J. Tibbetts F. Blair Wimbush Senior Officers Shawn J. Tibbetts, Chief Executive Officer and President Matthew T. Barnes-Smith, Chief Financial Officer, Treasurer and Corporate Secretary (v) Company’s Senior Officers: Shawn J. Tibbetts, Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer

SCHEDULE 5.5 (to Note Purchase Agreement) SCHEDULE 5.5 FINANCIAL STATEMENTS The following audited financial statements, together with the notes thereto, contained in the Annual Report on Form 10-K of the Parent Guarantor for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and available on EDGAR:  consolidated balance sheets as of December 31, 2024, and 2023;  consolidated statements of comprehensive income for the years ended December 31, 2024, 2023, and 2022;  consolidated statements of equity for the years ended December 31, 2024, 2023 and 2022; and  consolidated statements of cash flows for the years ended December 31, 2024, 2023, and 2022. The following unaudited financial statements, together with the notes thereto, contained in the Quarterly Report on Form 10-Q of the Parent Guarantor for the quarter ended March 31, 2025, filed with the SEC on May 9, 2025, and available on EDGAR:  condensed consolidated balance sheets as of March 31, 2025 and December 31, 2024;  condensed consolidated statements of comprehensive (loss) income for the three months ended March 31, 2025 and March 31, 2024;  condensed consolidated statements of equity for the three months ended March 31, 2025 and March 31, 2024; and  condensed consolidated statements of cash flows for the three months ended March 31, 2025 and March 31, 2024. The following audited financial statements, together with the notes thereto, contained in the Annual Report on Form 10-K of the Parent Guarantor for the year ended December 31, 2023, filed with the SEC on February 29, 2024, and available on EDGAR:  consolidated balance sheets as of December 31, 2023, and 2022;  consolidated statements of comprehensive income for the years ended December 31, 2023, 2022, and 2021;  consolidated statements of equity for the years ended December 31, 2023, 2022 and 2021; and  consolidated statements of cash flows for the years ended December 31, 2023, 2022, and 2021.

SCHEDULE 5.15 (to Note Purchase Agreement) SCHEDULE 5.15 EXISTING INDEBTEDNESS OF THE PARENT GUARANTOR AND ITS SUBSIDIARIES; LIENS

SCHEDULE 5.19 (to Note Purchase Agreement) SCHEDULE 5.19 ELIGIBLE UNENCUMBERED PROPERTIES

7.2-2 SCHEDULE 7.2 FORM OF COMPLIANCE CERTIFICATE

SCHEDULE 9.7 (to Note Purchase Agreement) SCHEDULE 9.7 FORM OF SUBSIDIARY GUARANTY SUBSIDIARY GUARANTY THIS SUBSIDIARY GUARANTY is executed as of [______], 2025 (this “Guaranty Agreement”), by EACH OF THE SUBSIDIARIES OF ARMADA HOFFLER, L.P., a Virginia limited partnership, a Virginia limited partnership (the “Company”), LISTED ON SCHEDULE 1 ATTACHED HERETO and any Person which becomes a party hereto pursuant to Section 19 below (each a “Guarantor” and collectively, the “Guarantors”), for the benefit of the holders of the Notes (as defined below) from time to time. RECITALS: (A) Armada Hoffler Properties, Inc., a Maryland corporation, and the Company, are entering into a Note Purchase Agreement dated July 22, 2025 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the purchasers listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein. (B) Pursuant to the Note Agreement, the Company has authorized the issue and sale of (i) $25,000,000 aggregate principal amount of its 5.57% Senior Notes, Series A, due July 22, 2028 (the “Series A Notes”); (ii) $45,000,000 aggregate principal amount of its 5.78% Senior Notes, Series B, due July 22, 2030 (the “Series B Notes”) and (iii) $45,000,000 aggregate principal amount of its 6.09% Senior Notes, Series C, due July 22, 2032 (the “Series C Notes”, and together with the Series A Notes, the Series B Notes and any other notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”, such term to include any such notes amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Agreement). (C) As contemplated by the terms of the Note Agreement, it may from time to time be required that this Guaranty Agreement shall have been executed and delivered by each Guarantor and be in full force and effect. (D) Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The board of directors or equivalent governing body, as applicable, of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor. NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby jointly and severally guarantees payment of the Guaranteed Obligations (hereinafter defined) as more specifically described below in Section 1 and hereby agree as follows:

9.7-2 1. GUARANTY Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Company to the holders arising under the Note Agreement and the Notes and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with the Note Agreement and the Notes (including all renewals, extensions and modifications thereof and all out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the holders in connection with the collection or enforcement thereof) (collectively, the “Guaranteed Obligations”). The books and records of each holder showing the amount of the Guaranteed Obligations shall, absent manifest error, (a) be admissible in evidence in any action or proceeding and (b) be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty Agreement shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty Agreement. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable federal, state or other law or regulation of any jurisdiction. 2. NO SETOFF OR DEDUCTIONS; TAXES Each Guarantor represents and warrants that it is formed under the laws of the state of its formation and resident in the United States of America. All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes, expect as required by applicable laws. If any Guarantor must make a payment under this Guaranty Agreement, such Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to the holders so that no withholding tax is imposed on the payment. If notwithstanding the foregoing, any guarantor makes a payment under this Guaranty Agreement and any applicable laws require the deduction or withholding for any tax from any such payment by a Guarantor, such Guarantor shall be entitled to make such deduction or withholding and shall pay all such taxes to the relevant authority in accordance with applicable law, and to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by such Guarantor shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 2) the applicable holders receive the sum they would have received had no such deduction or withholding been made. The Guarantors shall promptly provide the applicable holders with a copy of the evidence issued by the relevant authority with respect to the payment of any such amount required to be deducted or withheld.

9.7-3 For purposes of this Guaranty Agreement, the following terms shall have the following meanings: “Excluded Taxes” means any of the following taxes imposed required to be withheld or deducted from payment to a holder, (a) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case (i) imposed as a result of such holder being organized under the laws of, or having its principal office located in the jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding taxes imposed on amounts payable to or for the account of such holder pursuant to a law in effect on the date on which (i) such holder purchased such Notes or (ii) such holder changes its principal office, except in each case to the extent that such amounts with respect to such taxes were payable either to the prior holder of any applicable Note immediately before the purchase of such Note by such holder or to such holder immediately before it changed its principal office and (c) any U.S. federal withhold taxes imposed pursuant to FATCA. “Indemnified Taxes” means (a) all taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any holder and (b) to the extent not otherwise described in (a), Other Taxes. “Other Connection Taxes” means, with respect to any holder, taxes imposed as a result of a present or former connection between such holder and the jurisdiction imposing such tax (other than connections arising from such holder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced under any Financing Agreement, holding Notes, or sold or assigned an interest in any Note). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Guaranty Agreement, except for any such taxes that are Other Connection Taxes imposed with respect to transfer of any applicable Note. 3. TERMINATION This Guaranty Agreement is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty Agreement are indefeasibly paid and performed in full. All payments under this Guaranty Agreement shall be made in U.S. Dollars. 4. RELEASE OF GUARANTORS Pursuant to section 9.7(b) of the Note Agreement, certain Guarantors may be released from their respective obligations under this Guaranty Agreement. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Guarantor hereunder.

9.7-4 5. WAIVER OF NOTICES Each Guarantor waives notice of the acceptance of this Guaranty Agreement and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which any Guarantor might otherwise be entitled. 6. SUBROGATION No Guarantor shall exercise any right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty Agreement until all of the Guaranteed Obligations and any amounts payable under this Guaranty Agreement are indefeasibly paid and performed in full. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. 7. WAIVER OF SURETYSHIP DEFENSES Each Guarantor agrees that the holders may, at anytime and from time to time, and without notice to the Guarantors, make any agreement with the Company or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of any Guarantor under this Guaranty Agreement. Each Guarantor waives any defense arising by reason of any disability or other defense of the Company or any other guarantor, or the cessation from any cause whatsoever of the liability of the Company, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of the Company and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against the Company and waives any benefit of and any right to participate in any security now or hereafter held by the holders. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty Agreement or which, but for this provision, might operate as a discharge of such Guarantor. 8. EXHAUSTION OF OTHER REMEDIES NOT REQUIRED The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by the holders and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring the holders to exhaust any right or remedy or to take any action against the Company, any other guarantor or any other person, entity or property before enforcing this Guaranty Agreement against any Guarantor.

9.7-5 9. REINSTATEMENT Notwithstanding anything in this Guaranty Agreement to the contrary, this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Company or any other person or entity or otherwise, as if such payment had not been made and whether or not any holder is in possession of or has released this Guaranty Agreement and regardless of any prior revocation, rescission, termination or reduction. 10. SUBORDINATION Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Company owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Company to such Guarantor as subrogee of the holders or resulting from such Guarantor’s performance under this Guaranty Agreement, to the indefeasible payment in full of all Guaranteed Obligations. If any holder so requests, any such obligation or indebtedness of the Company to any Guarantor shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty Agreement. 11. INFORMATION Each Guarantor agrees to furnish promptly to the holders any and all financial or other information regarding such Guarantor or its property as any holder may reasonably request in writing. 12. STAY OF ACCELERATION In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of the Company or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by the holders. 13. EXPENSES The Guarantors shall pay on demand all out-of-pocket expenses (including reasonable attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the holders’ rights under this Guaranty Agreement, including any incurred in the preservation, protection or enforcement of any rights of the holders in any case commenced by or against any Guarantor under the Bankruptcy Code (Title

9.7-6 11, United States Code) or any similar or successor statute. The obligations of the Guarantors under the preceding sentence shall survive termination of this Guaranty Agreement. 14. AMENDMENTS No provision of this Guaranty Agreement may be waived, amended, supplemented or modified, except by a written instrument executed by the Required Holders and the Guarantors. 15. NO WAIVER; ENFORCEABILITY No failure by the holders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty Agreement shall not affect the enforceability or validity of any other provision herein. 16. SUCCESSORS AND ASSIGNS This Guaranty Agreement shall (a) bind each Guarantor and its successors and assigns and (b) inure to the benefit of the holders and their successors and assigns that have become such in compliance with the terms of the Note Agreement. Each Guarantor agrees that the holders may disclose to any purchaser or prospective purchaser of a Note any and all information in the holders’ possession concerning any Guarantor, this Guaranty Agreement and any security for this Guaranty Agreement. 17. CONDITION OF THE COMPANY Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Company such information concerning the financial condition, business and operations of the Company as the Guarantors require, and that the holders have no duty, and the Guarantors are not relying on the holders at any time, to disclose to the Guarantors any information relating to the business, operations or financial condition of the Company. 18. REPRESENTATIONS AND WARRANTIES By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Note Agreement are applicable to such Guarantor and shall be imposed upon such Guarantor, and such Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. In the event the Note Agreement shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, the terms, covenants and agreements of the Note Agreement incorporated herein by reference shall nevertheless continue in full force and effect as obligations of such Guarantor under this Guaranty Agreement. In addition, each Guarantor represents and warrants as follows:

9.7-7 18.1 Commercial Benefit, etc. Such Guarantor will derive a commercial benefit from the execution and delivery of this Guaranty Agreement and, upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business. 18.2 Corporate Organization and Authority Such Guarantor is duly organized and validly existing and, where legally applicable, in good standing, under the laws of its jurisdiction of incorporation or establishment and under those laws and its own constituent documents, it has the powers to own its assets, to carry on its business as now being conducted by it, to enter into this Guaranty Agreement and to perform its obligations under this Guaranty Agreement, subject (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding inequity or at law). 18.3 Transaction is Legal and Authorized The entry into this Guaranty Agreement and the observation of such Guarantor’s obligations under it do not contravene and will not result in a Lien on any property of such Guarantor under the constituent documents of such Guarantor or any law, regulation or official directive or any of such Guarantor’s obligations or undertakings under any other agreement to which it is a party. 18.4 Governmental Authorizations No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty Agreement. 18.5 Authorizations, etc All corporate and other action on the part of the general partners, managers and officers of such Guarantor required under the laws of its jurisdiction of organization and under the constituent documents of such Guarantor in order to authorize acceptance and performance under this Guaranty Agreement have been properly taken and this Guaranty Agreement has been duly authorized, executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor and enforceable against such Guarantor in accordance with its terms. 19. ADDITIONAL GUARANTORS From time to time subsequent to the date hereof, certain additional parties may become parties hereto as additional Guarantors (each an “Additional Guarantor”) in accordance with the terms of the Note Agreement, in each case by executing a counterpart of this Guaranty Agreement in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to the holders, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory

9.7-8 hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by the holders not to cause any Subsidiary to become an Additional Guarantor hereunder. This Guaranty Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder. 20. GOVERNING LAW; JURISDICTION; ETC. (a) Governing Law THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) Submission to Jurisdiction EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) Waiver of Venue EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN

9.7-9 INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) Service of Process EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18 OF THE NOTE AGREEMENT. NOTHING IN THIS GUARANTY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) Waiver of Jury Trial EACH PARTY HERETO (AND, BY ACCEPTANCE HEREOF, EACH HOLDER) HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH. 21. COUNTERPARTS This Guaranty Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. [Signature Pages Follow]

9.7-10 IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date first written above. GUARANTORS [Signature blocks to come]

9.7-11 SCHEDULE 1 INITIAL GUARANTORS 1. AHP Holding, Inc., a Virginia corporation 2. A/H North Pointe, Inc., a Virginia corporation 3. North Pointe Ph. I Limited Partnership, a Virginia limited partnership 4. North Pointe Development Associates, L.P., a Virginia limited partnership 5. Armada Hoffler Manager LLC, a Virginia limited liability company 6. 660 Delray Beach, LLC, a Virginia limited liability company 7. 10th and Tryon Partners, LLC, a Virginia limited liability company 8. A/H Harrisonburg Regal, L.L.C., a Virginia limited liability company 9. Armada/Hoffler Block 8 Associates, L.L.C., a Virginia limited liability company 10. Armada Hoffler Tower 4, L.L.C., a Virginia limited liability company 11. AH Columbus II, L.L.C., a Virginia limited liability company 12. AH Greentree, LLC, a Virginia limited liability company 13. AH Sandbridge, LLC, a Virginia limited liability company 14. Block Street Residential Development, LLC, a Maryland limited liability company 15. Broad Creek PH. I, L.L.C., a Virginia limited liability company 16. Broad Creek Ph. III, L.L.C., a Virginia limited liability company 17. Broadmoor Plaza Indiana, LLC, a Virginia limited liability company 18. Brooks Crossing II, LLC, a Virginia limited liability company 19. Chronicle Holdings, LLC, a Virginia limited liability company 20. Columbus Tower, L.L.C., a Virginia limited liability company 21. Columbus Town Center, LLC, a Virginia limited liability company 22. Columbus Town Center II, LLC, a Virginia limited liability company 23. Dimmock Square Marketplace, LLC, a Virginia limited liability company 24. Ferrell Parkway Associates, L.L.C., a Virginia limited liability company 25. Greenbrier Technology Center II Associates, L.L.C., a Virginia limited liability company 26. Hanbury Village II, L.L.C., a Virginia limited liability company 27. Hilltop Laskin, LLC, a Virginia limited liability company 28. HT Tyre Neck, LLC, a Virginia limited liability company 29. Interlock Atlanta, LLC, a Georgia limited liability company 30. North Hampton Market South Carolina, LLC, a Virginia limited liability company 31. North Pointe Development Associates, L.L.C., a Virginia limited liability company 32. North Pointe Outparcels, L.L.C., a Virginia limited liability company 33. North Pointe VW4, L.L.C., a Virginia limited liability company 34. OCC Commercial, LLC, a Virginia limited liability company 35. Overlook Village Asheville, LLC, a Virginia limited liability company 36. Parkway Centre Moultrie, LLC, a Virginia limited liability company 37. Paterson Place Durham, LLC, a Virginia limited liability company 38. Perry Hall Maryland LLC, a Virginia limited liability company 39. Providence Plaza Charlotte, LLC, a Virginia limited liability company 40. Red Mill Central, LLC, a Virginia limited liability company

9.7-12 41. Red Mill Outparcels, LLC, a Virginia limited liability company 42. Red Mill West, LLC, a Virginia limited liability company 43. South Square Durham, LLC, a Virginia limited liability company 44. Southgate Square Virginia, LLC, a Virginia limited liability company 45. Southshore Pointe, LLC, a Virginia limited liability company 46. TCA Block 4 Retail, L.L.C., a Virginia limited liability company 47. TCA Block 6, LLC, a Virginia limited liability company 48. Town Center Associates 12, L.L.C., a Virginia limited liability company 49. Town Center Associates 7, L.L.C., a Virginia limited liability company 50. Town Center Pembroke, LLC, a Virginia limited liability company 51. Town Center Pembroke TIC, LLC, a Virginia limited liability company 52. Wendover Village III, LLC, a Virginia limited liability company 53. Wendover Village Greensboro II, LLC, a Virginia limited liability company 54. Wendover Village Greensboro, LLC, a Virginia limited liability company 55. Wills Wharf Baltimore LLC, a Virginia limited liability company

SCHEDULE 9.7 (to Note Purchase Agreement) EXHIBIT A COUNTERPART TO SUBSIDIARY GUARANTY In witness whereof, the undersigned Additional Guarantor has caused this Guaranty Agreement to be executed and delivered by its officer thereunto duly authorized as of ______________, 202_. [Name of Additional Guarantor] By: Name: Title:

PURCHASER SCHEDULE (to Note Purchase Agreement) INFORMATION RELATING TO PURCHASERS